Exhibit 99.2

PEOPLES, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

Independent Auditor’s Report

To the Audit Committee and Board of Directors
Peoples, Inc. and Subsidiaries

Lawrence, Kansas

Report on the Consolidated Financial Statements
We have audited the accompanying consolidated financial statements of Peoples, Inc. and Subsidiaries, which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Peoples, Inc. and Subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ EIDE BAILLY LLP

Denver, Colorado

April 28, 2017

PEOPLES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	DECEMBER 31,
	2016	2015

ASSETS
Cash and due from banks	$17,520,340	$14,874,515
Federal funds sold	793,000	123,000

Total cash and cash equivalents	18,313,340	14,997,515

Interest-bearing deposits	31,168,268	15,070,807
Investment securities trading assets	5,533,952	5,506,285
Investment securities available-for-sale	101,414,816	91,650,306
Mortgage loans held for sale	206,933,116	204,817,197
Loans - net	465,073,457	417,247,382
Foreclosed assets — net	4,562,294	8,345,352
Premises and equipment — net	19,704,765	20,342,126
Deferred tax asset	3,463,013	2,903,515
Other assets	37,189,424	26,932,864

	$893,356,445	$807,813,349

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:

Deposits:

Non-interest bearing	$221,420,688	$195,989,175
Interest bearing	480,426,585	448,432,319

Total deposits	701,847,273	644,421,494

Borrowings	88,090,395	66,659,500
Junior subordinated debt	4,041,000	10,341,000
Accrued expenses and other liabilities	16,389,872	17,841,207

Total liabilities	810,368,540	739,263,201

Commitments and Contingencies (Note M)

Stockholders’ Equity:
Common stock	165,063	164,926
Additional paid-in capital	38,537,617	38,230,976
Retained earnings	91,647,717	76,655,026
Accumulated other comprehensive [loss] income	[692,438]	169,274
Treasury stock	[46,670,054]	[46,670,054]

	82,987,905	68,550,148

	$893,356,445	$807,813,349

See notes to consolidated financial statements.

PEOPLES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	YEARS ENDED DECEMBER 31,
	2016	2015

Interest income:

Interest and fees on loans	$32,265,628	$28,277,719
Interest and dividends on investment securities	1,848,478	2,087,472
Interest on bank deposits	260,384	300,655
Interest on Federal funds sold	7,548	1,908

	34,382,038	30,667,754

Interest expense:

Interest on deposits	674,535	667,383
Interest on borrowings	761,947	377,565
Interest on subordinated junior debt	1,020,113	1,113,437

	2,456,595	2,158,385

Net interest income	31,925,443	28,509,369

Provision for loan losses	656,000	165,000

Net interest income after provision for loan losses	31,269,443	28,344,369

Other income:

Service fees	2,555,258	2,522,872
Gain on sale of mortgage loans	126,718,478	113,562,065
Mortgage production	26,589,786	24,020,610
ATM interchange income	1,395,107	1,470,475
Gain on sale of assets	186,464	315,512
Other income	1,901,866	2,253,458

	159,346,959	144,144,992
Other expenses:

Salaries	86,907,353	77,646,831
Employee benefits	13,954,018	12,362,893
Occupancy and equipment	11,236,460	10,158,862
Mortgage production	19,663,983	10,749,719
Business development and advertising	11,466,190	9,780,608
Other real estate owned expense	527,874	899,256
Data processing services	1,990,840	1,810,456
Regulatory assessments	616,011	658,329
Secondary marketing expenses	1,102,553	1,037,118
Professional fees	1,622,650	1,294,019
Other operating expenses	9,470,318	16,382,375

	158,558,250	142,780,466

Net income before tax	32,058,152	29,708,895

Income taxes	12,215,461	11,217,935

Net income	$19,842,691	$18,490,960

See notes to consolidated financial statements.

PEOPLES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	YEARS ENDED DECEMBER 31,
	2016	2015

Net income attributed to the Company	$19,842,691	$18,490,960

Unrealized [loss] on securities, net of taxes:

Unrealized holding [loss]	[722,283]	[213,313]

Reclassification adjustment of [gain] included in net income	[139,429]	[117,243]

Other comprehensive [loss]	[861,712]	[330,556]

Comprehensive income	$18,980,979	$18,160,404

See notes to consolidated financial statements.

PEOPLES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

				ACCUMULATED
		ADDITIONAL		OTHER
	COMMON	PAID-IN	RETAINED	COMPREHENSIVE	TREASURY
	STOCK	CAPITAL	EARNINGS	[LOSS] INCOME	STOCK		TOTAL
Balance - December 31, 2014	$164,734	$38,155,763	$64,224,066	$499,830	$	[46,670,054]	$56,374,339

Common stock issued	32	11,613	—	—		—	11,645

Stock-based compensation expense	160	63,600	—	—		—	63,760

Net income	—	—	18,490,960	—		—	18,490,960

Other comprehensive [loss]	—	—	—	[330,556]		—	[330,556]
Dividends paid	—	—	[6,060,000]	—		—	[6,060,000]

Balance - December 31, 2015	164,926	38,230,976	76,655,026	169,274		[46,670,054]	68,550,148

Common stock issued	69	51,991	—	—		—	52,060

Stock-based compensation expense	68	254,650	—	—		—	254,718
Net income	—	—	19,842,691	—		—	19,842,691

Other comprehensive [loss]	—	—	—	[861,712]		—	[861,712]

Dividends paid	—	—	[4,850,000]	—		—	[4,850,000]

Balance - December 31, 2016	$165,063	$38,537,617	$91,647,717	$ [692,438]	$	[46,670,054]	$82,987,905

See notes to consolidated financial statements.

PEOPLES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	YEARS ENDED DECEMBER 31,
	2016	2015

CASH FLOW FROM OPERATING ACTIVITIES:

Net income	$19,842,691	$18,490,960

Adjustments to reconcile net income to cash [used by] provided by operating activities:
Provision for loss on foreclosed assets	420,011	582,980
Provision for loan losses	656,000	165,000
Depreciation	2,505,969	2,592,359
Amortization and provision of mortgage servicing rights	2,192,552	1,223,869
Deferred income tax asset	559,497	994,421
Investment securities amortization — net	1,574,378	1,453,882
Stock based compensation	254,718	63,760
[Gain] on sale of assets	[186,464]	[315,562]
[Gain] on sale of mortgage loans held for sale	[126,718,478]	[113,562,065]
Investment securities trading assets	—	5,270,370
Investment securities trading assets earnings	[27,667]	[134,944]

Net change in:
Mortgage loans held for sale	119,502,850	94,751,067
Accrued interest receivable	[184,759]	213,636
Accrued interest payable	[24,378]	[43,376]
Other assets	[6,693,755]	612,440
Other liabilities	[1,185,591]	[958,851]

Net cash provided by operating activities	12,487,574	11,399,946

CASH FLOW FROM INVESTING ACTIVITIES:

[Increase] in interest bearing deposits	[16,097,461]	[3,680,365]
Proceeds from the sale and redemption of investment securities	38,672,007	36,741,355
Purchase of investment securities	[51,170,721]	[25,804,666]
Net [increase] in loans	[49,257,198]	[56,998,579]
Proceeds from sale of premises and equipment	23,772	2,218,045
Purchase of premises and equipment	[1,827,077]	[2,014,826]
Proceeds from sale of foreclosed assets	3,560,854	3,956,825
Proceeds from sale of Federal Home Loan Bank stock	12,524,700	11,608,800
Purchase of Federal Home Loan Bank stock	[13,669,000]	[12,226,500]
Proceeds from sale of other assets	299,641	1,395,026

Net cash [used by] investing activities	[76,940,483]	[44,804,885]

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	57,435,779	31,269,253
Net increase in borrowings	21,430,895	1,004,500
Payment on long-term debt	[6,300,000]	[1,000,000]
Contribution of capital	52,060	11,645
Dividends paid	[4,850,000]	[6,060,000]

Net cash provided by financing activities	67,768,734	25,225,398

INCREASE [DECREASE] IN CASH AND CASH EQUIVALENTS	3,315,825	[8,179,541]

CASH AND CASH EQUIVALENTS - Beginning of year	14,997,515	23,177,056

CASH AND CASH EQUIVALENTS - End of year	$18,313,340	$14,997,515

SUPPLEMENTAL DISCOSURE FOR CASH FLOW INFORMATION:

Cash paid during the year:

Interest	$2,480,973	$2,201,761

Income taxes	$12,784,188	$12,173,637

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

Foreclosed assets acquired in settlement of loans	$304,021	$1,331,769

Financing provided on sale of foreclosed assets	$—	$400,000

See notes to consolidated financial statements.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

A.   Summary of Significant Accounting and Reporting Policies:

(1)      Organization:

Peoples, Inc. (“the Holding Company”) has a  national chartered and a state chartered commercial bank.  Peoples Bank and Peoples National Bank (“the Banks”) generate commercial, mortgage and consumer loans and receive deposits from customers located primarily at its facilities in Colorado Springs, Fountain, Leadville, Monument and Woodland Park, Colorado, Lawrence, Louisburg, Ottawa, Overland Park, Stanley and Stillwell, Kansas, and Albuquerque, Red River and Taos, New Mexico and the surrounding areas.  The Banks operate under either a national or a state bank charter and provide full banking services.  The Holding Company and its Banks are subject to regulation by the Office of the Comptroller of the Currency, Kansas State Banking Department, Federal Deposit Insurance Corporation and the Federal Reserve Bank.  The Banks have mortgage operations in Arizona, California, Colorado, Delaware, Florida, Indiana, Kansas, Kentucky, Maryland, Michigan, Missouri, Nevada, New Jersey (Peoples Bank Home Loans, LLC),  New Mexico, Ohio,  Pennsylvania, and Utah.

(2)      Principles of Consolidation:

The accompanying consolidated financial statements include the accounts of the Holding Company, the Banks and their wholly owned subsidiary Interbank 1, LLC.  All intercompany balances and transactions have been eliminated in consolidation.

(3)      Use of Estimates:

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The determination of the adequacy of the allowance for loan losses is based on estimates that are particularly susceptible to significant changes in the economic environment and market conditions.  In connection with the determination of the estimated losses on loans, management obtains independent appraisals for significant collateral.

The Banks’ loans are generally secured by specific items of collateral including real property, consumer assets and business assets.  Although the Banks have a diversified loan portfolio, a substantial portion of its debtors’ ability to honor their contacts is dependent on local economic conditions.

While management uses available information to recognize losses on loans, further reductions in the carrying amounts of loans may be necessary based on changes in local economic conditions.  In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans.  Such agencies may require the Banks to recognize additional losses based on their judgments about information available to them at the time for the examination.  Because of these factors, it is reasonably possible that the estimated losses on loans may change materially in the near term.  However, the amount of the change that is reasonably possible cannot be estimated.

Other material estimates that are particularly susceptible to significant changes in the near term relate to the valuation of mortgage loans held for sale, foreclosed assets, mortgage servicing rights and the fair market value of financial instruments.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

(4)      Interest-Bearing Deposits:

Interest-bearing deposits are carried at cost.

The Banks maintain their interest-bearing deposits with other financial institutions, which at times, may exceed the federally insured limits.  The Banks regularly evaluate the credit risk associated with the other financial institutions and believe that the Banks are not exposed to any significant credit risks on interest-bearing deposits.

(5)      Investment Securities:

Trading Assets

Trading assets are invested primarily in municipal securities that are acquired for short-term appreciation or other trading purposes.  Trading assets are carried at fair value, with interest recorded in interest income and realized and unrealized gains and losses recorded in noninterest income.  These securities are accounted for on a trade date basis.  The trading assets include $62,258 and $33,275 of unrealized gains recognized in the Consolidated Statements of Income in other income at December 31, 2016 and 2015, respectively.

Available-for-Sale

Debt securities are classified as available-for-sale.  Securities available-for-sale are carried at fair value with unrealized gains and losses reported in other comprehensive income.  Realized gains and losses on securities available-for-sale are included in net income and, when applicable, are reported as a reclassification adjustment in other comprehensive income.  Gains and losses on the sale of securities are recorded on the trade date and are determined using the specific-identification method.

Purchased premiums and discounts are recognized into interest income using the effective interest method over the term of the security.

The Banks follow the accounting guidance related to recognition and presentation of other-than-temporary impairment.  This accounting guidance specifies that (a) if a bank does not have the intent to sell a debt security prior to recovery and (b) it is more likely than not that it will not have to sell the debt security prior to recovery, the security would not be considered other-than-temporarily impaired unless there is a credit loss.  When a bank does not intend to sell the security, and it is more likely than not, the bank will not have to sell the security before recovery of its cost basis, it will recognize the credit component of an other-than-temporary impairment of a debt security in earnings and the remaining portion in other comprehensive income.

(6)      Restricted Stock:

Federal Reserve and Federal Home Loan Bank stock have limited marketability and are considered restricted investment included in Other Assets.  A minimum investment in Federal Reserve and Federal Home Loan Bank stock is required for membership.  These investments have no quoted market value, are evaluated at cost, and evaluated annually for impairment.  No impairment loss was recorded in 2016 and 2015.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

(7)      Loans:

The Banks grant commercial, agricultural, mortgage and consumer loans to guests.  A substantial portion of the loan portfolio is represented by real estate loans in part of Colorado, Kansas and New Mexico.  The ability of the Banks’ debtors to honor their contracts is dependent upon the real estate and general economic conditions in these areas.

Loans are stated at unpaid principal balances, less the allowance for loan losses and net of deferred loan fees.

Loan origination and commitment fees, as well as certain direct origination costs, are deferred and amortized as a yield adjustment over the lives of the related loans using a method that approximates the interest method.  Amortization of deferred loan fees is discontinued when a loan is placed on nonaccrual status.

The accrual of interest on loans is discontinued at the time the loan is 90 days past due unless the credit is well-secured and in process of collection.  Past due status is based on contractual terms of the loan.  Loans are placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income.  The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual.  Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

(8)      Allowance for Loan Losses:

The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings.  Loan losses are charged against the allowance when management believes the uncollectability of a loan balance is confirmed.  Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectability of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral, and prevailing economic conditions.  This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

The allowance consists of specific and general components.  The specific component relates to loans that are classified as doubtful, substandard, and classified as impaired.  For such loans that are classified as impaired, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan.  The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors, including the expected loss given default derived from the Banks’ internal risk rating process.  Other adjustments may be made to the allowance for pools of loans after an assessment of internal and external influences on credit quality that are not fully reflected in the historical loss or risk rating data.

A loan is considered impaired when, based on current information and events, it is probable that the Banks will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement.  Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest when due.  Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired.  Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

payment record, and the amount of the shortfall in relation to the principal and interest owned.  Impairment is measured on a loan-by-loan basis by either the present value of expected future cash flows discounted at the loan’s effective rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

General reserves cover non-impaired loans and are based on historical loss rates for each portfolio segment, adjusted for the effects of qualitative or environmental factors that are likely to cause estimated credit losses as of the evaluation date to differ from the portfolio segment’s historical loss experience.  Qualitative factors include consideration of the following:  changes in the experience, ability and depth of lending management and other relevant staff; changes in the volume and severity of past due, nonaccrual and other adversely graded loans; changes in the loan review system; changes in the value of the underlying collateral for collateral-dependent loans; concentrations of credit and the effect of other external factors such as competition and legal and regulatory requirements.

Portfolio segments identified by the Banks include commercial, commercial real estate, agricultural, residential real estate and consumer loans.  Relevant risk characteristics for these portfolio segments generally include debt service coverage, loan-to-value ratios and financial performance on non-consumer loans and credit scores, debt-to-income, collateral type and loan-to-value ratios for consumer loans.

(9)      Mortgage Loans Held for Sale:

The Banks have elected fair value accounting for mortgage loans held for sale.  Mortgage loans held for sale are carried at fair value, with fair value being based on independent market prices, where available, or the committed loan sales price.  Any changes in fair value for loans reported at fair value, is recognized in gain or loss on sale of loans.

(10)    Transfer and Servicing of Financial Assets:

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered.  Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Banks, put presumptively beyond the reach of the Banks, even in bankruptcy, (2) the transferee (or if the transferee is an entity whose sole purposes is to engage in securitization and that entity is constrained from pledging or exchanging the assets it receives, each third-party holder of its beneficial interests) has the right to pledge or exchange the transferred financial assets, and (3) the Banks or their agents do not maintain effective control over the transferred financial assets or third-party beneficial interest related to those transferred assets through an agreement to repurchase them before their maturity.

(11)    Derivative Financial Instruments:

All derivatives financial instruments on the Balance Sheets  as either other assets or liabilities are recognized at fair value.  The Banks account for all of their mortgage banking derivatives as free standing derivative and do not designate any of these instruments for hedge accounting.  Therefore, changes in the fair value are recorded in current period and on sale of mortgage loans.

Loan Commitments

Mortgage loan commitments qualify as derivative loan commitments if the loan that will result from exercise of the commitment will be held for sale upon funding.  Loan commitments that are derivatives are recognized at fair value on the consolidated balance sheets in other assets with changes in their fair value recorded in noninterest income.

Changes in the fair value of loan commitment are recognized based on the changes in the fair value of the underlying mortgage loan due to interest rate changes, changes in the probability the derivative loan commitment will be exercised,

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

and the passage of time.  In estimating fair value, the Banks assign a probability to a loan commitment based on an expectation that it will be exercised and the loan will be funded.

Forward Loan Sale Commitments

The Banks carefully evaluate whether loan sale agreements meet the definition of a derivative under the derivatives and hedging accounting guidance as facts and circumstances may differ significantly on a case by case basis.  To protect against the price risk inherent in derivative loan commitments, the Banks utilize both “mandatory delivery” and “best efforts” forward loan sale commitments to mitigate the risk of potential decreases in the values of loans that would result from the exercise of the derivative loan commitments.  Mandatory delivery contracts are accounted for as derivative instruments.  Accordingly, forward loan sales commitments that economically hedge derivative loan commitments are recognized at fair value on the consolidated balance sheets in other liabilities with changes in their fair values recorded in net gain on sale of mortgage loans.  The Banks estimate the fair value of its forward loan sales commitments using a methodology similar to that used for derivative loan commitments.

(12)    Premises and Equipment:

Land is carried at cost.  Other premises and equipment are stated at cost net of accumulated depreciation.  Depreciation is computed using straight-line and accelerated methods based over the estimated useful lives of the assets.

Maintenance and repairs are expensed as incurred while major additions and improvements are capitalized.  Gain and losses on dispositions are included in current operations.

(13)    Foreclosed Assets:

Foreclosed assets acquired through or in lieu of foreclosure are initially recorded at the fair value less estimated selling cost at the date of foreclosure establishing a new cost basis.  Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses.  After foreclosure, valuations are periodically performed by management and property held for sale is carried at the lower of the new cost basis or fair value less cost to sell and any subsequent write-downs are recorded, through a valuation allowance, as a charge to operations.  Cost of significant property improvements are capitalized, whereas costs relating to holding the property are expensed.  The portion of interest costs relating to development of real estate is capitalized.

(14)    Mortgage Servicing Rights:

The rights to service mortgage loans for others, or mortgage servicing rights (“MSRs”), are recorded as an asset when the originated mortgage loans are sold.  The MSRs are initially recorded at fair value.  Subsequently, the MSRs are measured at the lower of costs or market (“LOCOM”).  The initial fair value of the MSRs is based on the present value of estimated future net servicing income cash flow.  Estimates of future income cash flows include assumptions that market participants would use to estimate fair value, including estimates of prepayment speed (which are influenced by changes in interest rates and borrower behavior, including estimates for borrower defaults), discount rates, cost to service (including delinquency and foreclosure costs), escrow account earnings, contractual servicing fee income, ancillary income and late fees.  MSRs are subsequently measured at LOCOM and are amortized in proportion to, and over the period of, estimated net servicing income. The amortization of MSRs is reported in noninterest income, annualized monthly and adjusted to reflect changes in prepayment speeds, as well as other factors.  MSRs are periodically evaluated for impairment based on the fair value of those assets.  For purposes of impairment evaluation and measurement, the MSRs are stratified based on the predominant risk characteristics of the underlying loans, including investor and product

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

type.  If, by individual stratum, the carrying amount of these MSRs exceed fair value, a valuation reserve is established.  The valuation reserve is adjusted as the fair value changes.

Servicing fee income is recorded for fees earned on servicing loans.  The fees are based on a contractual percentage of the outstanding principal; or a fixed amount per loan and are recorded as income when earned.  The amortization of mortgage servicing rights in netted against loan servicing fee income.

(15)    Reserve for Loan Repurchase and Indemnifications:

Mortgage loans sold to investors by the Banks, and which were believed to have met investor and agency underwriting guidelines at the time of sale, may be subject to repurchase or indemnification in the event of specific default by the borrower or subsequent discovery that underwriting standards were not met.  The Banks may, upon mutual agreement, agree to repurchase the loans or indemnify the investor against future losses on such loans.  In such cases, the Banks bear any subsequent credit loss on the loans.  The Banks have established an initial reserve liability for expected losses related to these representation and warranties at the date the loans are de-recognized from the Balance Sheets based on the fair value of such reserve liability.  Subsequently, based on changing facts and circumstances or changes in certain estimates and assumptions, the reserve liability may be adjusted if there is a reasonable possibility that future losses may be in excess of the initial reserve liability, with a corresponding amount recorded to provision for reserve for mortgage repurchases and indemnifications.

In assessing the adequacy of the reserve, management evaluates various factors including actual losses on repurchases and indemnifications during the period, historical loss experience, known delinquent and other problem loans, delinquency trends in the portfolio of sold loans and economic trends and conditions in the industry.  Actual losses incurred are reflected as charge-offs against the reserve liability.

(16)    Income Taxes:

Income taxes are provided for all items included in the Consolidated Statements of Income regardless of the period such items are reported for tax purposes.  The Holding Company uses the asset and liability method to account for income taxes.  Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributed to the difference between the financial statement carrying amount of existing assets and liabilities and their respective tax basis.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Accounting standards require a reduction of the carrying amount of deferred tax assets by a valuation allowance if, based on the available evidence, it is more likely than not that such assets will not be realized.  Accordingly, the need to establish valuation allowance for deferred tax assets are assessed periodically based on the accounting standards more-likely-than-not realization threshold criterion.  In the assessment for a valuation allowances, appropriate consideration is given to all positive and negative evidence related to the realization of the deferred tax assets.  When substantial uncertainty exists concerning the recoverability of a deferred tax asset, the carry value of the deferred tax asset is reduced by a valuation allowance.

(17)    Share-Based Compensation:

The Holding Company measure of compensation cost for all shared-based awards at fair value on the grant date and recognition of compensation expense over the requisite service period for awards expected to vest under the accounting standards.  The fair value of stock options are determined through a valuation technique that includes the fair value of the stock, as set by a committee of the Board of Directors, adjusted for anticipated fair value of the stock at the exercise

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

date, anticipated forfeitures and the restricted stock agreement.  The fair value of restricted stock awards is determined based on the number of shares granted and the fair value of the stock as set by a committee of the Board of Directors at the grant date.  Such fair values are recognized as compensation expense over the requisite service period, net of estimated forfeitures.  Accounting standards require forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.  The Holding Company attribute the value of share-based compensation to expense on the straight-line single option method for all share-based grants.  The Holding Company recorded share-based compensation expense of $254,718 in 2016 and $63,760 in 2015, pursuant to the grant of stock options and restricted stock in the consolidated financial statements.

(18)    Advertising Costs:

Advertising costs are expensed as incurred.

(18)    Cash and Cash Equivalents:

Cash and cash equivalents include cash, federal funds sold and short term investments with an original maturity of three months or less.

The Banks maintain their cash accounts with other financial institutions, which at times, may exceed the federally insured limits.  The Banks regularly evaluate the credit risk associated with the other financial institutions and believe that the Banks are not exposed to any significant credit risks on cash and cash equivalents.

(19)    Subsequent Events:

In preparing these consolidated financial statements, the Holding Company and Banks have evaluated subsequent events and transactions for potential recognition or disclosure through the date of the independent auditor’s report which is the date the consolidated financial statements were available to be issued. In January 2017, the Holding Company paid a $1,250,000 dividend to the stockholders.  In February 2017, the Holding Company paid the junior subordinated debt in full.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

B.   Investment Securities:

The investment securities are summarized as follows:

	DECEMBER 31, 2016
		GROSS	GROSS
	AMORTIZED	UNREALIZED	UNREALIZED	APPROXIMATE
	COST	GAINS	[LOSSES]	MARKET VALUE

Securities available for sale:

Debt securities:

Mortgage-backed	$94,321,776	$116,834	$ [1,239,367]	$93,199,243
Municipals	8,205,011	59,164	[48,602]	8,215,573

	$102,526,787	$175,998	$ [1,287,969]	$101,414,816

Securities - trading assets including municipals	$—	$—	$—	$5,533,952

	DECEMBER 31, 2015
		GROSS	GROSS
	AMORTIZED	UNREALIZED	UNREALIZED	APPROXIMATE
	COST	GAINS	[LOSSES]	MARKET VALUE

Securities available for sale:

Debt securities:

Mortgage-backed	$83,386,587	$442,932	$ [300,611]	$83,528,908
Municipals	7,992,670	153,538	[24,810]	8,121,398

	$91,379,257	$596,470	$ [325,421]	$91,650,306

Securities - trading assets including municipals	$—	$—	$—	$5,506,285

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

The amortized cost and estimated fair value of debt securities available-for-sale at December 31, 2016, by contractual maturity, is as follows:

	AMORTIZED	APPROXIMATE
	COST	MARKET VALUE

Due after one year through five years	$3,967,058	$4,020,521
Due after five years through ten years	851,470	851,822
Due after ten years	3,386,483	3,343,230

	8,205,011	8,215,573

Mortgage-backed	94,321,776	93,199,243

Total debt securities	$102,526,787	$101,414,816

Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

For the years ended December 31, 2016 and 2015, proceeds from sales of securities available-for-sale amounted to $16,114,546 and $15,954,140.  Gross realized gain amounted to $223,196 and $186,269 for the years ended December 31, 2016 and 2015, respectively.  The cost basis of the securities is determined by specific identification.

Investment securities with a carrying amount of $60,513,000 and $63,300,000 at December 31, 2016 and 2015, respectively, are pledged to collateralize public deposits and borrowings.

Information pertaining to securities with gross unrealized losses at December 31, 2016 and 2015, aggregated by investment category and length of time that individual securities have been in a continuous loss position is as follows:

	LESS THAN 12 MONTHS			12 MONTHS OR GREATER			TOTAL
		GROSS			GROSS			GROSS
	FAIR	UNREALIZED		FAIR	UNREALIZED		FAIR	UNREALIZED
	VALUE	LOSSES		VALUE	LOSSES		VALUE	LOSSES

December 31, 2016:

Mortgage-backed securities	$43,353,322	$	[854,373]	$28,642,282	$	[384,994]	$71,995,604	$	[1,239,367]
Municipals	—		—	1,232,978		[48,602]	1,232,978		[48,602]

Mortgage-backed securities	$43,353,322	$	[854,373]	$29,875,260	$	[433,596]	$73,228,582	$	[1,287,969]

December 31, 2015:

Mortgage-backed securities	$30,686,036	$	[202,384]	$14,382,853	$	[98,227]	$45,068,889	$	[300,611]
Municipals	543,847		[563]	1,267,762		[24,247]	1,811,609		[24,810]

Mortgage-backed securities	$31,229,883	$	[202,947]	$15,650,615	$	[122,474]	$46,880,498	$	[325,421]

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis and more frequently when economic or market concerns warrant such evaluations.  Consideration is given to (1) the length of time and extent to which the fair value has been less than cost, (2) the financial condition and near term prospects of the issuer, and (3) the intent and ability of the Banks to retain their investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

At December 31, 2016, the 52 securities with unrealized losses have aggregate depreciation of 0.0% from the Banks’ amortized costs basis.  At December 31, 2015, the 32 securities with unrealized losses have aggregate depreciation of 0.7% from the Banks’ amortized cost basis.  The Banks’ investment in federal agency mortgage-backed securities, which represent 50 in 2016 and 30 in 2015 of the mortgaged-backed securities with unrealized losses, are guaranteed by a U.S. Government agency.  Unrealized losses relate principally to current interest rates for similar types of securities.  The Banks’ investment in municipal securities, which represent 2 in 2016 and 2 in 2015, was caused by current interest rates for similar types of securities.  Because the Banks have the ability and intent to hold these investment until recovery of fair value, which may be maturity, it does not consider the fair value declines of the investment in mortgage-backed and municipal securities to be other-than-temporarily impaired at December 31, 2016.

C.   Loans:

Loans are summarized as follows:

	DECEMBER 31,
	2016	2015

Commercial	$58,162,134	$49,777,708
Commercial real estate	239,611,102	198,069,933
Agricultural	4,888,953	8,520,149
Residential real estate	168,289,859	164,642,319
Consumer	2,458,031	2,943,738

	473,410,079	423,953,847
Overdrafts	88,918	104,967
Unposted transactions	[142,208]	—
Deferred loan fees	[1,204,197]	[926,836]

	472,152,592	423,131,978
Allowance for loan losses	[7,079,135]	[5,884,596]

	$465,073,457	$417,247,382

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	YEARS ENDED DECEMBER 31,
	2016	2015

Balance - beginning of year	$5,884,596	$5,811,403

Uncollectible loans	[79,743]	[349,827]
Recoveries	618,282	258,020
Provision	656,000	165,000

Balance - end of year	$7,079,135	$5,884,596

The following table presents the activity in allowance for loan losses for the year 2016 and the recorded investment in loans and impairment method as of December 31, 2016 by portfolio segment:

	Commercial			Residential
	Commercial	Real Estate	Agricultural	Real Estate	Consumer	Total

Allowance for Loan Losses:

Balance – beginning of year	$602,407	$2,698,823	$45,335	$2,375,339	$162,692	$5,884,596

Uncollectible loans	[11,176]	[2,688]	—	[64,074]	[1,805]	[79,743]
Recoveries	91,161	389,054	—	132,078	5,989	618,282
Provision	154,367	281,481	1,946	226,723	[8,517]	656,000

Balance - end of year	$836,759	$3,366,670	$47,281	$2,670,066	$158,359	$7,079,135

Individually evaluated for impairment	$3,068	$212,235	$—	$36,600	$—	$251,903

Collectively evaluated for impairment	833,691	3,154,435	47,281	2,633,466	158,359	6,827,232

	$836,759	$3,366,670	$47,281	$2,670,066	$158,359	$7,079,135

Loans:

Individually evaluated for impairment	$6,877	$2,973,875	$—	$988,325	$—	$3,969,077

Collectively evaluated for impairment	58,155,257	236,637,227	4,888,953	167,301,534	2,458,031	469,441,002

	$58,162,134	$239,611,102	$4,888,953	$168,289,859	$2,458,031	$473,410,079

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

The following table presents the activity in allowance for loan losses for the year 2015 and the recorded investment in loans and impairment method as of December 31, 2015 by portfolio segment:

	Commercial			Residential
	Commercial	Real Estate	Agricultural	Real Estate	Consumer	Total

Allowance for Loan Losses:

Balance – beginning of year	$625,070	$2,436,543	$85,286	$2,505,816	$158,688	$5,811,403

Uncollectible loans	[191,820]	[25,802]	—	[120,783]	[11,422]	[349,827]
Recoveries	14,294	189,206	—	47,584	6,936	258,020
Provision	154,863	98,876	[39,951]	[57,278]	8,490	165,000

Balance - end of year	$602,407	$2,698,823	$45,335	$2,375,339	$162,692	$5,884,596

Individually evaluated for impairment	$31,964	$297,124	$—	$118,116	$3,370	$450,574

Collectively evaluated for impairment	570,443	2,401,699	45,335	2,257,223	159,322	5,434,022

	$602,407	$2,698,823	$45,335	$2,375,339	$162,692	$5,884,596

Loans:

Individually evaluated for impairment	$76,370	$6,963,974	$3,260,266	$1,627,811	$12,845	$11,941,266

Collectively evaluated for impairment	49,701,338	191,105,959	5,259,883	163,014,508	2,930,893	412,012,581

	$49,777,708	$198,069,933	$8,520,149	$164,642,319	$2,943,738	$423,953,847

The Banks categorize loans into risk categories based on relevant information about the ability of borrowers to service their debt such as:  current financial information, historical payment experience, collateral adequacy, credit documentation, public information and current economic trends, among other factors.  The Banks analyzes loans, on a monthly basis, individually by classifying the loans as to credit risk.  This analysis typically includes larger, non-homogeneous loans such as commercial and residential real estate and commercial, agricultural and consumer loans.  This analysis is performed on an ongoing basis as new information is obtained.

The Banks uses the following definitions for risk ratings:

Pass - Loans classified as pass represent loans that are evaluated and are performing under the stated terms.  Pass rated assets are analyzed by the paying capacity, the current net worth, and the value of the loan collateral of the obligor.

Watch - Loans classified as watch possess potential weaknesses that require management attention, but do not yet warrant adverse classification.  While the status of a loan put on this list may not technically trigger their classification as Substandard or Doubtful, it is considered a proactive way to identify potential issues and address them before the situation deteriorates further and does result in a loss for the Banks.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

Substandard - Loans classified as substandard are inadequately protected by the current net worth, paying capacity of the obligor, or by the collateral pledged.  Substandard loans must have a well-defined weakness or weaknesses that jeopardize the repayment of the debt as originally contracted.  They are characterized by the distinct possibility that the Banks will sustain a loss if the deficiencies are not corrected.   Loans in this category maybe allocated a specific reserve based on the estimated discounted cash flows from the loan (or collateral value less cost to sell for collateral dependent loans) or maybe charged off if deemed uncollectible.

Doubtful - Loans classified as doubtful have the weaknesses of those classified as Substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis for currently existing facts, conditions and values, highly questionable and improbable.  Loans in this category are allocated a specific reserve based on the estimated discounted cash flows from the loan (or collateral value less cost to sell for collateral dependent loans) or are charged off if deemed uncollectible.

Based on the most recent analysis performed the risk category of loans by class of loans was as follows as of December 31, 2016:

	Pass	Watch	Substandard	Doubtful	Total

Commercial	$55,150,304	$3,004,953	$6,877	$—	$58,162,134

Commercial real estate	233,316,899	2,997,080	3,297,123	—	239,611,102

Agriculture	4,888,953	—	—	—	4,888,953

Residential real estate	163,597,776	3,254,996	1,437,087	—	168,289,859

Consumer	2,411,024	47,007	—	—	2,458,031

	$459,364,956	$9,304,036	$4,741,087	$—	$473,410,079

Based on the most recent analysis performed the risk category of loans by class of loans was as follows as of December 31, 2015:

	Pass	Watch	Substandard	Doubtful	Total

Commercial	$45,349,333	$4,253,710	$174,665	$—	$49,777,708

Commercial real estate	186,176,102	6,833,864	5,059,967	—	198,069,933

Agriculture	4,820,404	—	3,699,745	—	8,520,149

Residential real estate	159,799,172	1,999,624	2,843,523	—	164,642,319

Consumer	2,889,939	40,954	12,845	—	2,943,738

	$399,034,950	$13,128,152	$11,790,745	$—	$423,953,847

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

The following table summarizes the aging of the past due loans by loan class within the portfolio segments at December 31, 2016:

	Still Accruing
	30-89 Days	Over 90 Days	Nonaccrual
	Past Due	Past Due	Balance

Commercial	$30,901	$—	$—

Commercial real estate	321,267	111,360	1,280,964

Agriculture	—	—	—

Residential real estate	1,133,907	401,475	505,133

Consumer	807	—	—

	$1,486,882	$512,835	$1,786,097

The following table summarizes the aging of the past due loans by loan class within the portfolio segments at December 31, 2015:

	Still Accruing
	30-89 Days	Over 90 Days	Nonaccrual
	Past Due	Past Due	Balance

Commercial	$—	$—	$—

Commercial real estate	161,269	—	2,681,118

Agriculture	—	—	3,699,745

Residential real estate	353,181	658,862	862,533

Consumer	—	—	12,845

	$514,450	$658,862	$7,256,241

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

The following table summarizes individually impaired loans by class of loans as of December 31, 2016:

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance (1)	Allowance	Investment	Recognized
With no related allowance recorded:

Commercial	$—	$—	$—	$—	$—

Commercial real estate	294,301	328,180	—	341,447	24,807

Agriculture	—	—	—	—	—

Residential real estate	578,534	667,925	—	678,619	33,502

Consumer	—	—	—	—	—

	$872,835	$996,105	$—	$1,020,066	$58,309

With an allowance recorded:

Commercial	$6,877	$6,877	$3,068	$9,132	$817

Commercial real estate	2,679,574	2,785,472	212,235	2,706,573	71,138

Agriculture	—	—	—	—	—

Residential real estate	409,791	417,477	36,600	421,731	20,172

Consumer	—	—	—	—	—

	$3,096,242	$3,209,826	$251,903	$3,137,436	$92,127

(1)Represents the borrower’s loan obligation gross of any previously charged-off amounts.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

The following table summarizes individually impaired loans by class of loans as of December 31, 2015:

	Unpaid	Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance (1)	Allowance	Investment	Recognized

With no related allowance recorded:

Commercial	$30,531	$30,531	$—	$34,873	$1,982

Commercial real estate	4,484,444	4,598,752	—	4,645,522	277,576

Agriculture	3,260,266	3,260,266	—	3,241,549	—

Residential real estate	862,140	962,945	—	974,546	25,656

Consumer	—	—	—	—	—

	$8,637,381	$8,852,494	$—	$8,896,490	$305,214

With an allowance recorded:

Commercial	$45,839	$45,839	$31,964	$62,973	$3,613

Commercial real estate	2,479,530	2,545,870	297,124	2,519,483	2,754

Agriculture	—	—	—	—	—

Residential real estate	765,671	789,095	118,116	786,694	37,742

Consumer	12,845	13,016	3,370	14,675	1,012

	$3,303,885	$3,393,820	$450,574	$3,383,825	$45,121

(1)Represents the borrower’s loan obligation gross of any previously charged-off amounts.

Modifications of terms for loans and their inclusion as troubled debt restructurings are based on individual facts and circumstances.  Loan modifications that are included as troubled debt restructurings may involve reduction of the interest rate or renewing at an interest rate below current market rates, extension of the term of the loan and/or forgiveness of principal, regardless of the period of the modification.

The following table represents the effects of the trouble debt restructuring during the year ended December 31, 2016:

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

		Post-	Pre-
		Modification	Modification
		Outstanding	Outstanding
	Number of	Recorded	Recorded
	Contracts	Investment	Investment

Troubled debt restructurings:

Commercial	1	$1,719	$4,600

Commercial real estate	12	3,477,165	3,405,035

Agriculture	1	43,732	206,389

Residential real estate	6	762,640	785,023

Consumer	—	—	—

Troubled debt restructurings that subsequently defaulted:

Commercial	—	$—	$—

Commercial real estate	—	—	—

Agriculture	—	—	—

Residential real estate	—	—	—

Consumer	—	—	—

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

The following table represents the effects of the trouble debt restructuring during the year ended December 31, 2015:

		Post-	Pre-
		Modification	Modification
		Outstanding	Outstanding
	Number of	Recorded	Recorded
	Contracts	Investment	Investment

Troubled debt restructurings:

Commercial	4	$76,370	$228,983

Commercial real estate	14	6,718,971	6,893,385

Agriculture	1	48,579	206,389

Residential real estate	11	978,348	1,133,474

Consumer	—	—	—

Troubled debt restructurings that subsequently defaulted:

Commercial	—	$—	$—

Commercial real estate	—	—	—

Agriculture	—	—	—

Residential real estate	4	189,564	267,358

Consumer	—	—	—

Loans with a balance of $72,369 at December 31, 2016 were added as troubled debt restructuring.  The allowance for loan losses associated with these loans was none at December 31, 2016 and none at the time of the pre-modification.   Loans with a balance of $2,367,379 at December 31, 2015 were added as troubled debt restructuring.  The allowance for loan losses associated with these loans was $270,843 at December 31, 2015 and $21,388 at the time of the pre-modification.

The Banks have no commitments to lend additional funds to debtors whose terms have been modified in troubled debt restructuring.

The Banks periodically enter into transactions with certain directors and executive officers.  Such transactions are made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and do not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. There was approximately $96,000 and $55,000 of such loans to related parties at December 31, 2016 and 2015, respectively.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

D.   Premises and Equipment:

A summary of premises and equipment is as follows:

	DECEMBER 31,
	2016	2015

Land	$3,510,500	$3,510,500
Buildings and improvements	23,130,611	22,531,600
Furniture, fixtures and equipment	10,393,911	10,754,809

	37,035,022	36,796,909

Accumulated depreciation	[17,330,257]	[16,454,783]

	$19,704,765	$20,342,126

Depreciation expense was $2,505,969 and $2,592,359 for the years ended December 31, 2016 and 2015, respectively

E.   Other Assets:

The other assets consist of the following:

	DECEMBER 31,
	2016	2015
Business-owned life insurance	$3,624,680	$3,569,744
Federal Home Loan Bank stock	4,704,300	3,410,500
Federal Reserve Bank stock	1,370,950	1,370,950
Other equity securities	67,160	67,160
Refundable income taxes	1,897,986	1,446,584
Accrued interest	2,073,294	1,889,810
Mortgage hedge margin account	297,520	233,048
Investments	268,823	353,708
Interest rate lock and loan commitments	1,022,031	1,282,312
Mortgage servicing rights	10,086,898	7,698,060
Mortgage receivable	5,246,813	—
Other	6,528,969	5,610,988

	$37,189,424	$26,932,864

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

F.   Mortgage Servicing Rights:

The mortgage servicing rights consist of servicing of residential mortgage loans originated and sold with the servicing retained.  The amortization method is applied to residential MSRs.  The changes in amortized MSRs were as follows:

	DECEMBER 31,
	2016	2015
MSR asset:

Balance — beginning of year	$7,769,712	$3,503,168

Servicing from asset transfers	4,581,399	7,083,595
Servicing sales	—	[1,832,834]
Accumulated amortization	[2,093,816]	[984,208]

Balance — end of year	10,257,295	7,769,712

Valuation allowance:

Balance — beginning of year	[71,661]	[70,000]

Servicing sales	—	238,000
Provision for MSRs in excess of fair value	[98,736]	[239,661]

Balance — end of year	[170,397]	[71,661]

Amortized MSRs — net	$10,086,898	$7,698,060

Fair value of amortized MSRs:

	DECEMBER 31,
	2016	2015
Beginning of year	$8,690,452	$3,493,528
End of year	11,264,898	8,690,452

Residential MSRs are evaluated for impairment purposes by the following risk strata:  mortgages sold to GSEs (FHLMC, FNMA and GNMA), each by interest rate stratifications.  The valuation allowance was $170,397 and $71,661 at December 31, 2016 and 2015, respectively.

The components of the managed servicing portfolio is as follows:

	DECEMBER 31,
	2016	2015

Unpaid principal balance of residential mortgage serviced for others	$1,179,833,000	$836,937,000

The fair values of these rights were $11,264,898 and $8,690,452, respectively, at December 31, 2016 and 2015.  The fair value of servicing rights was determined using discount rates ranging from 9.5% to 10.5%, prepayment speeds ranging from a constant prepayment rate (“CPR”) of 9.6 to 14.0, depending on the stratification of the specific right, and anticipated credit losses.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

The components of mortgage servicing right noninterest income is as follows:

	YEARS ENDED DECEMBER 31,
	2016	2015
Servicing income — net:

Contractual specified servicing fees	$2,580,890	$1,859,610
Late charges	78,825	35,778
Ancillary fees	80,791	64,850
Subservicing fees	[312,029]	[196,948]

Net servicing fees	2,428,477	1,763,290

Amortization expense	2,093,816	984,208
Provision of MSRs in excess of fair value	98,736	239,661

Total servicing income — net	$235,925	$539,421

The estimated future amortization of mortgage servicing rights is as follows:

YEAR ENDED
DECEMBER 31,

2017	$1,583,895
2018	1,334,949
2019	1,125,170
2020	948,387
2021	799,405
Thereafter	4,295,092

$10,086,898

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

G.   Deposits:

Deposit account balances are as follows:

	DECEMBER 31,
	2016	2015

Non-interest bearing	$221,420,688	$195,989,175

Interest bearing:

NOW and money market	334,670,367	301,337,318
Savings	88,265,062	84,035,640
Time	52,327,183	54,938,415
Time - $250,000 or more	5,163,973	8,120,946

	480,426,585	448,432,319

	$701,847,273	$644,421,494

The expected future maturities due under the time deposits are as follows:

YEAR ENDED
DECEMBER 31,

2017	$44,041,108
2018	8,959,258
2019	3,628,594
2020	365,105
2021	386,874
2022	110,217

$57,491,156

The Banks held related party deposits of approximately $3,697,000 and $3,494,000 at December 31, 2016 and 2015, respectively.

H.   Borrowings:

In November 2015, Peoples, Inc. entered into a credit agreement with another institution (“the note”) that allows for the Company during the first six months of the term to take loans at any time and from time to time in an aggregate principal amount up to the maximum loan commitment of $6,000,000.  After the initial six months of the term, through April 2016, the note amortizes with quarterly payments of $194,144, including interest through April 2026.  The note bears interest at a variable rate (5.214% at December 31, 2016).  The note has an outstanding balance of $5,740,395 and $3,680,000 at December 31, 2016 and 2015, respectively.  This loan is collateralized by the issued stock of Peoples Bank and Peoples National Bank.

At December 31, 2016 and 2015, the Banks have delivered loans with an outstanding balance of approximately $218,834,000 and $259,397,000 to the Federal Home Loan Bank of Topeka.  The total lending balance from this collateral was approximately $192,249,000 and $212,367,000 with total credit outstanding in the amount of $82,350,000 and $62,979,500 as of December 31, 2016 and 2015, respectively.  The advances accrue interest at a variable rate (0.72% at December 31, 2016) and are due on

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

demand.  The credit line is used primarily to fund the Banks’ mortgage production operations.  Advances on the line are taken as needed to fund closings and payments made by investors directly against this line on loans that are held as collateral.  In addition to the loans delivered, the credit is also collateralized with a blanket security agreement against all the Banks’ assets.  To participate in the lending programs, the Banks are required to maintain a certain level of stock with the Federal Home Loan Bank.  The required stock level is approximately equal to the stock balance reported in Other Assets (See Note E).

The Banks have $18,456,000 and $19,598,000 at December 31, 2016 and 2015, respectively, of secured and unsecured lines of credit with other institutions.  No funds were drawn on these lines at December 31, 2016 and 2015.

I.   Junior Subordinated Debt:

In February 2001, Peoples, Inc. established a special purpose trust for the purposes of issuing trust preferred securities.  The proceeds from such issuance, together with the proceeds of the related issuance of common securities of the trust, were invested in junior subordinated debentures (“debentures”) of the Holding Company.  Concurrent with the issuance of the preferred securities by the trust, the trust issued guarantees for the benefit of the security holders.  These trust preferred securities provide the Holding Company with a more cost-effective means of obtaining Tier I capital for regulatory purposes than if the Holding Company itself were to issue preferred stock because the Holding Company is allowed to deduct, for income tax purposes, distribution to the holders of the trust preferred securities.

The sole assets of the trust are the debentures.  All of the common securities of the trust are owned by the Holding Company.  The common securities are reported as an investment in Other Assets.  The preferred securities issued by the trust rank senior to the common securities.  The obligations of Peoples (CO) Statutory Trust I (“Trust I”) under the debenture, the indentures, the relevant trust agreements and the guarantees, in the aggregate, constitute a full and unconditional guarantee by the trust of the obligations of the trust under the trust preferred securities and rank subordinate and junior in right of payment to all their other liabilities.  The Holding Company guarantees the obligations of Trust I.

The junior subordinated debentures bear interest at 10.2% and are due in February 2031 and may be called beginning in February 2011 at a premium as defined in the debentures.  In 2016 and 2015, the Holding Company made a principal reduction on the debentures in the amount of $6,300,000 and $1,000,000, respectively.  The Holding Company paid the remaining principal balance of $4,041,000 in February 2017.

J.   Income Taxes:

A summary of the provision for income taxes is as follows:

	YEARS ENDED DECEMBER 31,
	2016	2015

Current	$12,253,650	$10,264,430
Deferred	[38,189]	953,505

	$12,215,461	$11,217,935

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

The reconciliation of the statutory provision for income taxes on income before income taxes to financial reporting is as follows:

	YEARS ENDED DECEMBER 31,
	2016	2015

Statutory provision	$10,411,921	$9,588,858
State income taxes	1,890,897	1,766,391
Bank-owned life insurance	[16,289]	[49,308]
Nondeductible expenses and exempt income	[41,947]	[60,357]
Other	[29,121]	[27,649]

	$12,215,461	$11,217,935

Deferred income taxes reflect the net tax effect of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes.

Components of deferred income tax assets are as follows:

	DECEMBER 31,
	2016	2015

Deferred tax assets:
Allowance for loan losses	$2,689,072	$2,239,205
Deferred gain	531,163	598,160
Other real estate owned valuation allowances	749,557	882,910
Allowance for credit losses on off-balance sheet items	1,604,013	1,231,135
Deferred compensation plans	821,601	758,457
Employee stock option plan	169,130	75,148
Other	1,340,719	970,478

	7,905,255	6,755,493

Deferred tax liabilities:

Mortgage servicing rights	3,820,550	2,909,562
Depreciation	399,718	707,593
Stock dividends	221,974	234,823

	4,442,242	3,851,978

Net deferred tax asset	$3,463,013	$2,903,515

The deferred taxes are calculated using an estimated effective rate of 37.3% in 2016 and 2015.

Deferred tax assets and liabilities are recognized for the tax effects of differing carrying values of assets and liabilities for tax and financial statement purposes that will reverse in future periods.  When uncertainty exists concerning the recoverability of a deferred tax asset, the carrying value of the asset may be reduced by a valuation allowance.  Based on the Banks’ historical earnings history and management’s best estimate of future pretax income, management believes it is more-likely-than not that

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

the Holding Company will realize the balance of the benefit of the temporary differences prior to the expiration of the carry-forward or carry-back periods and further believes that the existing net deductible temporary differences will reverse during periods which the Banks will generate net taxable income.  There can be no assurance, however, that the Holding Company will generate future taxable income.

The accounting standards clarified the accounting for uncertainty of income taxes recognized in an enterprise’s consolidated financial statements in accordance with the accounting standards, income tax benefits are recognized and measured based upon a two-step model.  First, a tax position must be more-likely-than-not, greater than 50% likelihood of success, to be sustained upon examination in order to be recognized.  Second, the benefit is measured as the largest dollar amount of that position that is more-likely-than-not to be sustained upon settlement.  The Banks have no material unrecognized tax benefits.  Management believes that they have appropriate support for the income tax position taken and to be taken in their tax returns and that the accrual for tax liabilities are adequate for all open years based on an assessment of many factors including past experience and interpretations of tax law applied to the facts of each matter.

The Holding Company’s policy is to recognize interest related to unrecognized tax benefits as interest expense and penalties as operating expense.  No accrued interest or penalties have been booked at December 31, 2016 and 2015.

Because there are no material unrecognized tax benefits, there will not be an impact to the effective tax rate in a future period.  The Holding Company does not expect the total amount of unrecognized tax benefits to increase within 12 months.

Tax returns filed in previous years are subject to audit by various federal and state taxing authorities and as a result of such audits, additional tax assessments may be proposed.

K.   Financial Instruments with Off-Balance Sheet Risk:

In the normal course of business, the Banks have outstanding commitments and contingent liabilities, such as commitments to extend credit and standby letters of credit, which are not included in the accompanying consolidated financial statements.  The Banks’ exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit and standby letters of credit is represented by the contractual or notional amounts of those instruments.  The Banks use the same credit policies in making such commitments as they do for instruments that are included in the Consolidated Balance Sheets.

Financial instruments with contract amounts representing credit risk are as follows:

	DECEMBER 31,
	2016	2015

Commitments to extend credit	$89,746,000	$80,368,000

Standby letters of credit	1,824,000	2,542,000

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee.  Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.  The Banks evaluate each customer’s creditworthiness on a case-by-case basis and use the same underwriting standards they use in issuing other credit to borrowers.  The amount of collateral obtained, if deemed necessary by the Banks, upon extension of credit is based on management’s credit evaluation.  Collateral held varies by

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

customer but may include accounts receivable, inventory, property and equipment, and income-producing commercial properties.

Unfunded commitments under revolving credit lines and overdraft protection agreements are commitments for possible future extensions of credit to existing customers.  These lines-of-credit are uncollateralized and usually do not contain a specified maturity date and may not be drawn upon to the total extent to which the Banks are committed.

Standby letters of credit are conditional commitments issued by the Banks to guarantee the performance of a customer to a third party.  Standby letters of credit generally have fixed expiration dates or other termination clauses and may require payment of a fee.  The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.  The Banks’ policy for obtaining collateral, and the nature of such collateral, is essentially the same as that involved in making commitments to extend credit.

The Banks have not been required to perform on any financial guarantees during the past two years. The Banks have not incurred any losses on its commitments in 2016 or 2015.

In the normal course of business, the Banks enter into commitments to purchase and make residential mortgage loans.  The commitments are short-term in nature and, if drawn on by the customer, result in a fixed or variable rate loan collateralized by residential real estate.  The Banks have committed to lend at a stipulated interest rate and assume the risk of a subsequent rise in rates prior to the loan funding.  Total commitments approximate $205,916,000 and $217,661,000 at December 31, 2016 and 2015, respectively.  The Banks offset their interest rate exposure on such commitments and on mortgage loans held for sale by entering into derivative instruments such as forward loans sale commitments and mandatory delivery commitments, including TBA mortgage securities.

The Banks sell residential mortgage loans to the secondary market in connection with their mortgage banking business.  These loans are sold with a minimal recourse period.  All residential mortgage loans are subject to the same credit policies and off-balance sheet loans with recourse have the same credit risk as on-balance sheet loans. If a borrower defaults on a loan during the recourse period, it is sold back to the Banks to initiate normal collection efforts.  In determining the credit risk, the Banks consider their past history with regards to recourse charges, the current market conditions and the effects of current economic conditions.  Loans sold with recourse were approximately $2,032,619,000 and $1,447,247,000 at December 31, 2016 and 2015, respectively, represent off-balance sheet risk in the normal course of business.  At December 31, 2016 and 2015, a liability for credit losses amounting to $3,972,000 and $3,185,000, respectively, applicable to loans sold with recourse, is included in other liabilities.

L.   Retirement and Deferred Compensation Plans:

The Banks have adopted profit sharing and 401(k) plans which cover all employees of the Banks who are over 18 years of age that have worked a minimum of 3 months and who are not covered by a union contract.  Matching contributions are made to the 401(k) plan at the discretion of the Banks’ Board of Directors.  The Banks contributed $523,115 and $465,493 to the plans for the years ended December 31, 2016 and 2015, respectively.  The Banks do not make contributions to the profit sharing plan.

The Holding Company has deferred compensation plans for certain officers.  The Banks are required to pay certain amounts to officers upon their retirement or upon their obtaining a certain age.  The benefits are earned by fulfilling certain length of service requirements.  The benefits are to be paid in varying installments beginning upon retirement.  The present value of these future payments has been recorded as a liability.  The Consolidated Statements of Income includes expenses of $227,120 and $231,150 for the years ended December 31, 2016 and 2015, respectively, associated with these deferred compensation plans.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

M.   Commitments and Contingencies:

The Banks sold the land and building related to five of its branches in 2007 and agreed to lease back the entire space resulting in a sale-leaseback transaction.  The Banks did not provide financing for the buyer and did not retain any ownership rights in the properties sold.  The Banks leased the properties back for an initial period of 15 years after the sale and is responsible for all operating expenses.  In addition, the Banks have four, five year renewal options on the properties after the initial term of the lease at market value rates at the time of the renewals.

The Banks sold the properties at a net sales price of $11,495,000 resulting in a gain of $3,307,000.  However, in accordance with accounting standards, the present value of the minimum lease payments of $3,072,000 was deferred and is being amortized over the life of the leases.  Total amortization recognized was $174,000 for the years ended December 31, 2016 and 2015.

The minimum rent due on non-cancelable long-term leases at December 31, 2016 is as follows:

YEAR ENDED
DECEMBER 31,

2017	$2,727,902
2018	1,792,303
2019	1,524,492
2020	1,310,656
2021	1,166,513
2022	722,569

$9,244,435

In addition to the minimum rent, the Banks pay taxes, insurance and other costs.  Total rent expense reflected in the Consolidated Statements of Income is $3,679,483 and $2,857,146 for the years ended December 31, 2016 and 2015, respectively.

Peoples Bank has been notified by the Federal Reserve Bank of Kansas City that it has made a preliminary determination that Peoples Bank has engaged in deceptive practices by falsely representing on consumers’ Good Faith Estimates, HUD-1 Settlement Statements, and rate lock agreement that the consumer would pay certain points for a specific reduced mortgage loan interest rate when, in fact, the points either resulted in no discount off the par interest rate, or resulted in a smaller discount that the consumer should have received according to Peoples Bank’s pricing records.  Peoples Bank disagrees with the findings and is in the process of providing additional supporting documentation and data regarding its position.  The ultimate outcome of this item cannot currently be determined.

The Banks are subject to claims and lawsuits which arise primarily in the ordinary course of business.  It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the financial position of the Banks.

N.   Common Stock:

The common stock of the Holding Company has a $1 par value.  There are 500,000 shares authorized, with 165,063 and 164,926 shares issued and outstanding at December 31, 2016 and 2015, respectively.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

O.   Restriction on Dividends:

The Holding Company and Banks are subject to certain restrictions on the amount of dividends that it may pay without regulatory approval.  The Holding Company and Banks normally restricts dividends to a lesser amount.

P.   Treasury Stock:

There are 72,211 shares of treasury stock held by the Holding Company at December 31, 2016 and 2015.  The treasury stock is recorded at cost.

Q.   Regulatory Matters:

In July 2013, the federal banking agencies published final rules (the “Basel III Capital Rules”) that revised their risk-based and leverage capital requirements and their method for calculating risk-weighted assets to implement, in part, agreements reached by the Basel Committee and certain provisions of the Dodd-Frank Act.  The Basel III Capital Rules apply to banking organizations, including the Holding Company and the Banks.

In connection with the effectiveness of Basel III, most banks are required to decide whether to elect to opt-out of the inclusion of Accumulated Other Comprehensive Income (“AOCI”) in their Common Equity Tier 1 Capital.  This is a one-time election and generally irrevocable.  If elected to opt-out, most AOCI items will be treated, for regulatory capital purposes, in the same manner in which they were prior to Basel III.  The Banks has elected to opt-out of the inclusion.

Among other things, the Basel III Capital Rules:  (I) introduce a new capital measure entitled “Common Equity Tier 1” (“CET1”); (II) specify that tier 1 capital consist of CET1 and additional financial instruments satisfying specified requirements that permit inclusion in tier 1 capital; (III) define CET1 narrowly by requiring that most deductions or adjustments to regulatory capital measures be made to CET1 and not to the other components of capital; and (iv) expand the scope of the deductions or adjustments from capital as compared to the existing regulations.

A minimum leverage ratio (tier 1 capital as a percentage of total assets) of 4.0% is also required under the Basel III Capital Rules (even for highly rated institutions).  The Basel III Capital Rules additionally require institutions to retain a capital conservation buffer of 2.5% above these required minimum capital ratio levels.  Banking organizations that fail to maintain the minimum 2.5% capital conservation buffer could face restrictions on capital distributions or discretionary bonus payments to executive officers.

The Basel III Capital Rules became effective as applied to the Company and the Banks on January 1, 2015, with a phase in period that generally extends from January 1, 2015 through January 1, 2019.

The Holding Company, on a consolidated basis, and Banks are subject to various regulatory capital requirements administered by their primary Federal regulator, the Federal Reserve Bank, the Office of the Comptroller of the Currency and the Kansas State Banking Commission.  Failure to meet the minimum regulatory capital requirements can initiate certain mandatory, and possible additional discretionary actions by regulators that if undertaken, could have a direct material effect on the Holding Company’s and Banks’ financial statements.  Under the regulatory capital adequacy guidelines and the regulatory framework for prompt corrective action, the Holding Company and the Banks must meet specific capital guidelines involving quantitative measures of the their assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices.  The capital amount and classification subject to qualitative judgments by the regulators about components, risk weightings, and other factors.  Prompt corrective action provisions are not applicable to the Holding Company.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios of Common Equity Tier 1 Capital (“CET1”), Tier 1 Capital, Total Capital and leverage ratio Tier 1 Capital.  As of January 1, 2015 the requirements are:

•	4.5% based upon CET1
•	6.0% based upon tier 1 capital
•	8.0% based on total regulatory capital
•	4.0% based on leverage ratio of Tier 1 Capital assets

As of December 31, 2016 and 2015, management believes the Holding Company and the Banks met all capital adequacy requirements to which they are subject.  As of December 31, 2016, the most recent notification from the Federal Reserve Bank and Office of the Comptroller of the Currency categorized the Banks as well capitalized under the regulatory framework for prompt corrective action.  There are no conditions or events since the notification that management believes have changed the Banks’ category.

The Holding Company and Banks’ actual and required capital amounts and ratios are as follows:

					TO BE
					WELL CAPITALIZED
					UNDER THE PROMPT
			FOR CAPITAL		CORRECTIVE ACTION
	ACTUAL		ADEQUACY PURPOSES		PROVISIONS
	AMOUNT	RATIO	AMOUNT	RATIO	AMOUNT	RATIO

December 31, 2016:

Total Risk-Based Capital
(to Risk-Weighted Assets):

Peoples, Inc.	$95,131,000	15.2%	$50,059,000	>8.0%	$62,574,000	>10.0%
Peoples Bank	57,285,000	16.1%	28,476,000	>8.0%	35,595,000	>10.0%
Peoples National Bank	42,759,000	16.0%	21,335,000	>8.0%	26,669,000	>10.0%

Common Equity Tier 1 Capital
(to Risk Weighted Assets):

Peoples, Inc.	$87,813,000	14.0%	$28,158,000	>4.5%	$40,673,000	>6.5%
Peoples Bank	52,832,000	14.8%	16,018,000	>4.5%	23,137,000	>6.5%
Peoples National Bank	40,201,000	15.1%	12,001,000	>4.5%	17,335,000	>6.5%

Tier 1 Capital
(to Risk-Weighted Assets):

Peoples, Inc.	$87,813,000	14.0%	$37,544,000	>6.0%	$50,059,000	>8.0%
Peoples Bank	52,832,000	14.8%	21,357,000	>6.0%	28,476,000	>8.0%
Peoples National Bank	40,201,000	15.1%	16,001,000	>6.0%	21,335,000	>8.0%

Tier 1 Capital
(to Adjusted Total Assets):

Peoples, Inc.	$87,813,000	9.7%	$36,170,000	>4.0%	$45,212,000	>5.0%
Peoples Bank	52,832,000	10.6%	19,727,000	>4.0%	24,659,000	>5.0%
Peoples National Bank	40,201,000	9.9%	16,302,000	>4.0%	20,377,000	>5.0%

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

					TO BE
					WELL CAPITALIZED
					UNDER THE PROMPT
			FOR CAPITAL		CORRECTIVE ACTION
	ACTUAL		ADEQUACY PURPOSES		PROVISIONS
	AMOUNT	RATIO	AMOUNT	RATIO	AMOUNT	RATIO

December 31, 2015:

Total Risk-Based Capital
(to Risk-Weighted Assets):

Peoples, Inc.	$84,461,000	15.1%	$44,659,000	>8.0%	$55,823,000	>10.0%
Peoples Bank	52,145,000	15.4%	27,093,000	>8.0%	33,866,000	>10.0%
Peoples National Bank	34,798,000	16.0%	17,356,000	>8.0%	21,695,000	>10.0%

Common Equity Tier 1 Capital
(to Risk Weighted Assets):

Peoples, Inc.	$78,346,000	14.0%	$25,120,000	>4.5%	$36,285,000	>6.5%
Peoples Bank	47,912,000	14.1%	19,818,000	>4.5%	28,626,000	>6.5%
Peoples National Bank	32,919,000	15.2%	9,759,000	>4.5%	14,096,000	>6.5%

Tier 1 Capital
(to Risk-Weighted Assets):

Peoples, Inc.	$78,346,000	14.0%	$33,494,000	>6.0%	$44,658,000	>8.0%
Peoples Bank	47,912,000	14.1%	26,424,000	>6.0%	35,232,000	>8.0%
Peoples National Bank	32,919,000	15.2%	13,011,000	>6.0%	17,349,000	>8.0%

Tier 1 Capital
(to Adjusted Total Assets):

Peoples, Inc.	$78,346,000	10.1%	$31,030,000	>4.0%	$38,788,000	>5.0%
Peoples Bank	47,912,000	10.9%	17,616,000	>4.0%	22,020,000	>5.0%
Peoples National Bank	32,919,000	9.9%	8,674,000	>4.0%	10,843,000	>5.0%

R.   Fair Value of Mortgage Loans Held for Sale:

Accounting standards provide a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities, with changes in fair value recognized in earnings as they occur.  Accounting standards permit the fair value option election on an instrument by instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Banks elected to apply the fair value option to mortgage loans held for sale originated for which an active secondary market and readily available market prices exist to reliably support fair value.  Loan origination fees on these loans are recorded when earned, and related direct loan origination costs when incurred.  Measuring these assets at fair value allows for a better matching of the earnings and cost processes on mortgage loans held for sale.  It also allows the Banks to carry these loans at fair value, which is more consistent with management’s view of the underlying economics and the manner in which they are managed.

Accounting standards define fair value, establish a framework for measuring fair value and expand the disclosures about fair value measurements.  The Banks follow accounting standards in determination of the fair value disclosure amounts.  The Banks measure the mortgage loans held for sales at the fair value determined from committed sales price to investors and on current

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

market values of similar assets.  Interest income is recognized in the consolidated statements of income as earned based on the term of the notes.

Under accounting standards, the Banks group their assets and liabilities at fair values in three levels based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value.  In general, fair value determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities the Banks have the ability to access.  Fair values determined by Level 2 inputs utilize inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include quoted prices for similar assets or liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rate and yield curves that are observable at commonly quoted intervals.  Level 3 inputs are unobservable inputs for the asset or liability, and include situation where there is little, if any, market activity for the asset or liability.  In certain cases, the inputs used to measure fair value may fall into different levels of the hierarchy.  In such cases, the fair value of the asset or liability is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The aggregate fair value carrying amount of mortgage loans held for sale is $206,933,116 and $204,817,197 and the aggregate unpaid principal amount is $201,738,984 and $197,191,814 as of December 31, 2016 and 2015, respectively.  The difference between the fair value carrying amount and the aggregate unpaid principal includes changes in fair value recorded at and subsequent to funding and premiums on acquired loans of $5,194,132 at and $7,625,383 at December 31, 2016 and 2015, respectively.  The mortgage loans held for sale are initially measured at fair value.  Gains and losses from initial measurement and subsequent changes in fair value are recognized in the gain on sale of mortgage loans in the consolidated statements of income.  None of the mortgage loans held for sale are 90 days or more past due.

S.   Derivatives:

The Banks utilize forward loan sales commitments derivatives against the change in fair value of the loans held for sale portfolio and interest rate locks commitment derivatives due to interest rate changes.

Stand-alone derivative financial instruments such as forward loan sale commitments, are used to economically hedge interest rate risk related to interest rate loan commitments measured at fair value.  These derivative instruments involve both credit and market risk.  The notional amounts are amounts on which calculations, payments, and the value of the derivative are based.  Notional amounts do not represent direct credit exposures.  Direct credit exposure is limited to the net difference between the calculated amounts to be received and paid, if any.  Such difference, which represents the fair value of the derivative instruments, is reflected on the Banks’ consolidated balance sheets as either derivative assets or derivative liabilities for stand-alone financial instruments, which is included in other assets or other liabilities.

The following table summarizes the derivative financial instruments utilized at December 31, 2016:

			Estimated
		Notional	Fair Value
	Balance Sheet Location	Amount	Gain	Loss
Interest rate lock and loan commitments	Other assets	$205,916,000	$1,022,031		$—
Forward contract	Other assets and liabilities	$223,000,000	$612,622	$	[28,208]

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

The following table summarizes the derivative financial instruments utilized at December 31, 2015:

			Estimated
		Notional	Fair Value
	Balance Sheet Location	Amount	Gain	Loss
Interest rate lock and loan commitments	Other assets	$217,661,000	$1,282,312		$—
Forward contract	Other liabilities	$201,148,000	$—	$	[468,923]

The Banks, as part of their mortgage lending activities, originate fixed rate 1-4 unit residential loans for sale in the secondary market.  At the time of origination, management identifies loans that are expected to be sold in the near future.  These warehoused loans have been classified as mortgage loans held for sale, in the consolidated balance sheets and are carried at fair value.  These loans expose the Banks to variability in their fair value due to changes in interest rates.  If interest rates increase, the value of the loans decreases.  Conversely, if interest rates decrease, the value of the loans increases.  The fair value of the loans for sale is based on what secondary markets are currently offering for portfolios with similar characteristics.

Management believes it is prudent to limit the variability of a major portion of the change in fair value of its mortgage loans held for sale.  It is the Banks’ objective to hedge primarily all of its warehoused loans held for sale to third parties.

To meet this objective, management employs forward loan sale hedging strategies to minimize the interest rate and pricing risks associated with the origination and sale of such warehoused loans.

The forward loan sales lock is the price for the sale of either the specific mortgage loans classified as held-for-sale or for a generic group of loans similar to the specific mortgage loans classified as held-for-sale.

The amount of gain or [loss] recognized in income on the interest rate lock and loan commitments was approximately $26,006,000 and $26,555,000 and for the forward contract was approximately [$1,569,000] and [$5,646,000] for the years ended December 31, 2016 and 2015, respectively.  The gain or [loss] from the derivative contracts is reported in gain on sale of mortgage loans in the consolidated statements of income.

T.   Fair Value of Financial Instruments:

The Banks use fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Fair value is best determined based upon quoted market prices.  However, in many instances, there are no quoted market prices for the Banks’ various financial instruments.  In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques.  Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.  Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument.

Fair value accounting guidance provides a consistent definition of fair value, which focuses on exit price in an orderly transaction (that is, not forced liquidation or distressed sale) between market participants at the measurement date under current market conditions.  If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate.  In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.  The fair value is a reasonable point within the range that is most representative of fair value under current market conditions.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

Trading assets, securities available for sale, mortgage loans held for sale and derivative assets and derivative liabilities are recorded at fair value on a recurring basis.  Additionally, from time to time, the Bank may be required to record at fair value other assets on a nonrecurring basis, such as loans held for investment, foreclosed assets, and certain other assets.  These nonrecurring fair value adjustments typically involve the application of lower-of-cost-or-market accounting or write-downs of individual assets.

Accounting standards provide a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities, with changes in fair value recognized in earnings as they occur.  Accounting standards permit the fair value option election on an instrument by instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Banks elected to apply the fair value option to its mortgage loans held for sale.

Accounting standards define fair value, establish a framework for measuring fair value and expand the disclosures about fair value measurements.  The Banks follow accounting standards in determination of the fair value disclosure amounts.

Under accounting standards, the Banks group its assets and liabilities at fair values in three levels based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value.  In general, fair value determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities the Banks have the ability to access.  Fair values determined by Level 2 inputs utilize inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include quoted prices for similar assets or liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rate and yield curves that are observable at commonly quoted intervals.  Level 3 inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.  In certain cases, the inputs used to measure fair value may fall into different levels of the hierarchy.  In such cases, the fair value of the asset or liability is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description for the valuation methodologies used for assets and liabilities that are recorded at fair value and for estimating fair value for financial instruments not recorded at fair value and for estimating fair value disclosures:

1.      Trading assets:

Fair values for trading assets are recorded at fair value on a recurring basis.  The fair value of the interest-bearing-deposits in the account is their carrying amount since the majority of these instruments are payable on demand and do not present credit concerns.  The fair value of the underlying municipals are based on pricing models (level 2).

2.      Investment securities:

Fair values for investment securities, excluding equity securities, are recorded at fair value on a recurring basis.  The fair values of government agency mortgage backed securities are based on pricing models (level 2).  The carrying value of equity securities is cost which approximates fair value on the redemption provision of the equity securities.

3.      Mortgage loans held for sale:

The fair value of mortgage loans held for sale is determined, on a recurring basis, based on the expected proceeds based on sales contracts and commitments and current market values of similar assets and which are considered level 2 inputs.

4.      Residential real estate loans:

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

Certain mortgage loans held for sale, in which the fair value option was elected, were unable to be sold into the secondary market.  These loans are held in the Bank’s portfolio and continue to be reported at fair value.  The fair value of these residential real estate loans is determined, on a recurring basis, based on secondary market price on similar assets and is considered Level 2 inputs.

5.      Interest Rate Locks, Loan Commitments and Forward Contracts:

Fair value for derivative interest rate locks and loan commitments and forward contracts are based on fair values of the underlying mortgage loans and the probability of such commitments being exercised.  Significant management judgment and estimation is required in determining these fair value measurements.

6.      Impaired loans:

The fair value of impaired loans is determined based on current market information, including independent appraisals minus estimated costs of disposition of underlying collateral and discount cash flow modeling.

7.      Foreclosed assets are reported at the lower of the investment in the related loan or the estimated fair value of the assets received.  Fair value of the assets received is determined based on current market information, including independent appraisals minus estimated costs of disposition.  Independent appraisals are considered Level 2 inputs.

8.      Mortgage servicing rights:

Mortgage servicing rights are reported at the lower of amortized cost or the estimated fair value of the underlying servicing right.  MSRs are periodically evaluated for impairment based on the fair value of those assets.  For purposes of impairment evaluation and measurement, the MSRs are stratified based on the predominant risk characteristics of the underlying loans, including investor and product type (level 2).

Fair values of assets and liabilities measured on a recurring basis are as follows:

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

		Quoted Price	Significant
		In Active	Other	Significant
		Market for	Observable	Unobservable
	Fair	Identical Assets	Inputs	Inputs
Financial Assets and Liabilities	Value	(Level 1)	(Level 2)	(Level 3)

December 31, 2016:

Trading assets	$5,533,952	$—	$5,533,952	$—
Investment securities	101,414,816	—	101,414,816	—
Mortgage loans held for sale	206,933,116	—	206,933,116	—
Residential real estate loans	17,335,528	—	17,335,528	—
Interest rate locks and loan commitments	1,022,031	—	1,022,031	—
Forward contracts	584,414	—	584,414	—
	$332,823,857	$—	$332,823,857	$—

December 31, 2015:

Trading assets	$5,506,285	$—	$5,506,285	$—
Investment securities	91,650,306	—	91,650,306	—
Mortgage loans held for sale	204,817,197	—	204,817,197	—
Residential real estate loans	20,958,324	—	20,958,324	—
Interest rate locks and loan commitments	1,282,312	—	1,282,312	—
Forward contracts	[468,923]	—	[468,923]	—
	$323,745,501	$—	$323,745,501	$—

For assets measured at fair value on a nonrecurring basis, the following table provides the level of valuation assumptions used to determine each adjustment and the carrying value of the related individual assets or portfolios.

The valuation methodology used to measure these fair value adjustments are described previously in this note:

	Fair	Carrying Value
	Value	Level 1	Level 2	Level 3

December 31, 2016:

Impaired loans	$3,717,174	$—	$3,717,174	$—
Foreclosed assets	4,562,294	—	4,562,294	—
Mortgage servicing rights	10,086,898	—	10,086,898	—

December 31, 2015:

Impaired loans	$11,490,692	$—	$11,490,692	$—
Foreclosed assets	8,345,352	—	8,345,352	—
Mortgage servicing rights	7,698,060	—	7,698,060	—

Net impairment losses on foreclosed assets recognized in net income was $597,000 and $661,080 for the years ended December 31, 2016  and 2015, respectively.

The estimated fair value amounts have been determined by management using available market information and appropriate valuation methodologies.  Considerable judgement is necessarily required in interpreting market data to develop the estimated

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Banks could realize in a current market exchange.

U.   Other Comprehensive Income:

Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income.  Although certain changes in assets and liabilities, such as unrealized gains and losses on available for sale securities, are reported as a separate component of the equity section of the consolidated balance sheets, such items, along with net income, are components of comprehensive income.

The components of other comprehensive [loss] at December 31, 2016 and 2015 are as follows:

	YEARS ENDED DECEMBER 31,
	2016		2015

Unrealized holding [losses] on available for sales securities	$	[1,159,826]	$	[342,348]
Applicable income taxes		437,543		129,035

		[722,283]		[213,313]

Reclassification adjustments -

[Gains] realized in income		[223,196]		[186,269]
Applicable income taxes		83,767		69,026

		[139,429]		[117,243]

	$	[861,712]	$	[330,556]

The [gain] realized in income is included in the gain on sale of assets in the consolidated statements of income.

(This page has been left blank intentionally.)

PEOPLES, INC. AND SUBSIDIARIES

REPORT ON AUDITS OF

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

Independent Auditor’s Report

To the Board of Directors
Peoples, Inc. and Subsidiaries

Lawrence, Kansas

Report on the Consolidated Financial Statements
We have audited the accompanying consolidated financial statements of Peoples, Inc. and Subsidiaries, which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Peoples, Inc. and Subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ EIDE BAILLY LLP

Greenwood Village, Colorado

April 4, 2016

PEOPLES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	DECEMBER 31,
	2015	2014

ASSETS

Cash and due from banks	$14,874,515	$23,030,056
Federal funds sold	123,000	147,000

Total cash and cash equivalents	14,997,515	23,177,056

Interest-bearing deposits	15,070,807	11,390,442
Trading assets	5,506,285	10,641,711
Investment securities available-for-sale	91,650,306	104,383,175
Mortgage loans held for sale	204,817,197	183,103,297
Loans - net	417,247,382	372,565,161
Foreclosed assets - net	8,345,352	11,981,087
Premises and equipment - net	20,342,126	22,514,472
Deferred tax asset	2,903,515	4,251,127
Other assets	26,932,864	22,041,934

	$807,813,349	$766,049,462

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:

Deposits:

Non-interest bearing	$195,989,175	$183,790,538
Interest bearing	448,432,319	429,361,703
Total deposits	644,421,494	613,152,241

Short-term borrowings	66,659,500	65,655,000
Junior subordinated debt	10,341,000	11,341,000
Accrued expenses and other liabilities	17,841,207	19,526,882
Total liabilities	739,263,201	709,675,123

Stockholders’ Equity:

Common stock	164,926	164,734
Additional paid-in capital	38,230,976	38,155,763
Retained earnings	76,655,026	64,224,066
Accumulated other comprehensive income	169,274	499,830
Treasury stock	[46,670,054]	[46,670,054]

	68,550,148	56,374,339

	$807,813,349	$766,049,462

See notes to consolidated financial statements.

PEOPLES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	YEARS ENDED DECEMBER 31,
	2015	2014

Interest income:

Interest and fees on loans	$28,277,719	$25,191,364
Interest and dividends on investment securities	2,087,472	2,834,807
Interest on bank deposits	300,655	315,720
Interest on Federal funds sold	1,908	1,002

	30,667,754	28,342,893

Interest expense:

Interest on deposits	667,383	763,672
Interest on short-term borrowings	377,565	336,104
Interest on subordinated junior debt	1,113,437	1,242,817

	2,158,385	2,342,593

Net interest income	28,509,369	26,000,300

Provision for loan losses	165,000	—

Net interest income after provision for loan losses	28,344,369	26,000,300

Other income:

Service fees	2,522,872	2,681,214
Gain on sale of mortgage loans	113,562,065	79,143,492
Mortgage production	24,020,610	17,465,694
ATM interchange income	1,470,475	1,803,850
Gain on sale of assets	315,512	66,684
Other income	2,253,458	2,250,276

	144,144,992	103,411,210
Other expenses:

Salaries	77,646,831	62,967,202
Employee benefits	12,362,893	10,606,433
Occupancy and equipment	10,158,862	10,816,037
Mortgage production	10,749,719	7,982,086
Business development and advertising	9,780,608	6,813,696
Other real estate owned expense	899,256	1,043,654
Data processing services	1,810,456	1,404,104
Regulatory assessments	658,329	936,886
Secondary marketing expenses	1,037,118	287,945
Professional fees	1,294,019	1,254,869
Other operating expenses	16,382,375	12,068,479

	142,780,466	116,181,391

Net income before tax	29,708,895	13,230,119

Income taxes	11,217,935	4,870,510
Net income	$18,490,960	$8,359,609

See notes to consolidated financial statements.

PEOPLES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	YEARS ENDED DECEMBER 31,
	2015	2014

Net income attributed to the Company	$18,490,960	$8,359,609

Unrealized [loss] gain on securities, net of taxes:

Unrealized holding [loss] gain	[213,313]	821,969

Reclassification adjustment of [gains] included in net income	[117,243]	[89,982]

Other comprehensive [loss] income	[330,556]	731,987

Comprehensive income	$18,160,404	$9,091,596

See notes to consolidated financial statements.

PEOPLES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

				ACCUMULATED
		ADDITIONAL		OTHER
	COMMON	PAID-IN	RETAINED	COMPREHENSIVE	TREASURY
	STOCK	CAPITAL	EARNINGS	[LOSS] INCOME	STOCK		TOTAL

Balance - December 31, 2013	$164,734	$38,141,568	$58,364,457	$ [232,157]	$	[46,414,663]	$50,023,939

Stock-based compensation expense	—	14,195	—	—		—	14,195

Net income	—	—	8,359,609	—		—	8,359,609

Other comprehensive income	—	—	—	731,987		—	731,987

Dividends paid	—	—	[2,500,000]	—		—	[2,500,000]

Treasury stock acquired	—	—	—	—		[255,391]	[255,391]

Balance - December 31, 2014	164,734	38,155,763	64,224,066	499,830		[46,670,054]	56,374,339

Common stock issued	32	11,613	—	—		—	11,645

Stock-based compensation expense	160	63,600	—	—		—	63,760

Net income	—	—	18,490,960	—		—	18,490,960

Other comprehensive [loss]	—	—	—	[330,556]		—	[330,556]

Dividends paid	—	—	[6,060,000]	—		—	[6,060,000]

Balance - December 31, 2015	$164,926	$38,230,976	$76,655,026	$169,274	$	[46,670,054]	$68,550,148

See notes to consolidated financial statements.

PEOPLES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	YEARS ENDED DECEMBER 31,
	2015	2014
CASH FLOW FROM OPERATING ACTIVITIES:

Net income	$18,490,960	$8,359,609

Adjustments to reconcile net income to cash [used by] provided by operating activities:

Provision for loss on foreclosed assets	582,980	685,765
Provision for loan losses	165,000	-
Depreciation and amortization	2,592,359	2,958,455
Amortization and impairment of mortgage servicing rights	1,223,869	286,782
Deferred income tax asset	994,421	2,160,643
Investment securities amortization – net	1,453,882	1,815,398
Stock based compensation	63,760	14,195
[Gain] on sale of assets	[315,562]	[66,684]
[Gain] on sale of mortgage loans held for sale	[113,562,065]	[79,143,492]
Trading assets	5,270,370	[6,800,000]
Trading assets earnings	[134,944]	[608,493]
Net change in:
Mortgage loans held for sale	94,751,067	31,179,687
Accrued interest receivable	213,636	[307,457]
Accrued interest payable	[43,376]	[7,350,511]
Other assets	612,440	1,741,548
Other liabilities	[958,851]	3,721,764

Net cash provided by [used by] operating activities	11,399,946	[41,352,791]

CASH FLOW FROM INVESTING ACTIVITIES:
[Increase] decrease in interest bearing deposits	[3,680,365]	11,787,496
Proceeds from the sale and redemption of investment securities	36,741,355	66,543,132
Purchase of investment securities	[25,804,666]	[34,154,958]
Net [increase] in loans	[56,998,579]	[48,251,571]
Proceeds from sale of premises and equipment	2,218,045	—
Purchase of premises and equipment	[2,014,826]	[1,301,367]
Proceeds from sale of foreclosed assets	3,956,825	1,160,544
Proceeds from sale of Federal Home Loan Bank stock	11,608,800	7,333,100
Purchase of Federal Home Loan Bank stock	[12,226,500]	[7,016,200]
Proceeds from sale of other assets	1,395,026	—

Net cash [used by] investing activities	[44,804,885]	[3,899,824]

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	31,269,253	23,032,065
Net increase in short-term borrowings	1,004,500	29,654,000
Payment on long-term debt	[1,000,000]	—
Contribution of capital	11,645	—
Dividends paid	[6,060,000]	[2,500,000]
Treasury stock acquired	—	[255,391]

Net cash provided by financing activities	25,225,398	49,930,674

[DECREASE] INCREASE IN CASH AND CASH EQUIVALENTS	[8,179,541]	4,678,059

CASH AND CASH EQUIVALENTS - Beginning of year	23,177,056	18,498,997

CASH AND CASH EQUIVALENTS - End of year	$14,997,515	$23,177,056

SUPPLEMENTAL DISCOSURE FOR CASH FLOW INFORMATION:

Cash paid during the year:

Interest	$2,236,543	$9,958,859

Income taxes	$12,173,637	$248,320

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

Foreclosed assets acquired in settlement of loans	$1,331,769	$1,709,051

Financing provided on sale of foreclosed assets	$400,000	$905,250

See notes to consolidated financial statements.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

A.   Summary of Significant Accounting and Reporting Policies:

(1)       Organization:

The Bank Holding Company has a national chartered and a state chartered commercial bank.  The Banks generate commercial, mortgage and consumer loans and receive deposits from customers located primarily at its facilities in Colorado Springs, Fountain, Leadville, Monument and Woodland Park, Colorado, Lawrence, Louisburg, Ottawa, Overland Park, Stanley and Stillwell, Kansas, and Albuquerque, Red River and Taos, New Mexico and the surrounding areas.  The Banks operate under either a national or a state bank charter and provide full banking services.  The Bank Holding Company and its Banks are subject to regulation by the Office of the Comptroller of the Currency, Kansas State Banking Department, Federal Deposit Insurance Corporation and the Federal Reserve Bank.  The Banks have mortgage operations in Arizona, California, Colorado, Delaware, Florida, Indiana, Kansas, Kentucky, Maryland, Michigan, Missouri, Nevada, New Jersey (Peoples Bank Home Loans, LLC), New Mexico, Ohio, Pennsylvania, and Utah.

(2)       Principles of Consolidation:

The accompanying consolidated financial statements include the accounts of Peoples, Inc. (“the Holding Company”) and its wholly owned subsidiaries, directly and indirectly, Peoples Bank, Peoples National Bank and Interbank 1, LLC.  All intercompany balances and transactions have been eliminated in consolidation.

(3)      Use of Estimates:

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The determination of the adequacy of the allowance for loan losses is based on estimates that are particularly susceptible to significant changes in the economic environment and market conditions.  In connection with the determination of the estimated losses on loans, management obtains independent appraisals for significant collateral.

The Banks’ loans are generally secured by specific items of collateral including real property, consumer assets and business assets.  Although the Banks have a diversified loan portfolio, a substantial portion of its debtors’ ability to honor their contacts is dependent on local economic conditions.

While management uses available information to recognize losses on loans, further reductions in the carrying amounts of loans may be necessary based on changes in local economic conditions.  In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans.  Such agencies may require the Banks to recognize additional losses based on their judgments about information available to them at the time for the examination.  Because of these factors, it is reasonably possible that the estimated losses on loans may change materially in the near term.  However, the amount of the change that is reasonably possible cannot be estimated.

Other material estimates that are particularly susceptible to significant changes in the near term relate to the valuation of foreclosed assets and the fair market value of financial instruments.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

(4)      Interest-Bearing Deposits:

Interest-bearing deposits are carried at cost.

(5)      Trading Assets:

Trading assets are invested primarily in municipal securities that are acquired for short-term appreciation or other trading purposes.  Trading assets are carried at fair value, with interest recorded in interest income and realized and unrealized gains and losses recorded in noninterest income.  These securities are accounted for on a trade date basis.  The trading assets include $33,275 and $49,254 of unrealized gains at December 31, 2015 and 2014, respectively.

(6)      Investment Securities:

Debt securities are classified as available-for-sale.  Securities available-for-sale are carried at fair value with unrealized gains and losses reported in other comprehensive income.  Realized gains and losses on securities available-for-sale are included in net income and, when applicable, are reported as a reclassification adjustment in other comprehensive income.  Gains and losses on the sale of securities are recorded on the trade date and are determined using the specific-identification method.

Purchased premiums and discounts are recognized into interest income using the effective interest method over the term of the security.

The Banks follow the accounting guidance related to recognition and presentation of other-than-temporary impairment.  This accounting guidance specifies that (a) if a bank does not have the intent to sell a debt security prior to recovery and (b) it is more likely than not that it will not have to sell the debt security prior to recovery, the security would not be considered other-than-temporarily impaired unless there is a credit loss.  When a bank does not intend to sell the security, and it is more likely than not, the bank will not have to sell the security before recovery of its cost basis, it will recognize the credit component of an other-than-temporary impairment of a debt security in earnings and the remaining portion in other comprehensive income.

Federal Reserve and Federal Home Loan Bank stock have limited marketability and are considered restricted investment included in Other Assets.  A minimum investment in Federal Reserve and Federal Home Loan Bank stock is required for membership.  These investments have no quoted market value, are evaluated at cost, and evaluated annually for impairment.  No impairment loss was recorded in 2015 and 2014.

(7)      Loans:

The Banks grant commercial, mortgage and consumer loans to guests.  A substantial portion of the loan portfolio is represented by real estate loans in parts of Colorado, Kansas and New Mexico.  The ability of the Banks’ debtors to honor their contracts is dependent upon the real estate and general economic conditions in these areas.

Loans are stated at unpaid principal balances, less the allowance for loan losses and net of deferred loan fees.

Loan origination and commitment fees, as well as certain direct origination costs, are deferred and amortized as a yield adjustment over the lives of the related loans using a method that approximates the interest method.  Amortization of deferred loan fees is discontinued when a loan is placed on nonaccrual status.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The accrual of interest on loans is discontinued at the time the loan is 90 days past due unless the credit is well-secured and in process of collection.  Past due status is based on contractual terms of the loan.  Loans are placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income.  The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual.  Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

(8)      Allowance for Loan Losses:

The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings.  Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed.  Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral, and prevailing economic conditions.  This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

The allowance consists of specific and general components.  The specific component relates to loans that are classified as doubtful, substandard, or special mention and classified as impaired.  For such loans that are classified as impaired, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan.  The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors, including the expected loss given default derived from the Banks’ internal risk rating process.   Other adjustments may be made to the allowance for pools of loans after an assessment of internal and external influences on credit quality that are not fully reflected in the historical loss or risk rating data.

A loan is considered impaired when, based on current information and events, it is probable that the Banks will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement.  Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest when due.  Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired.  Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owned.  Impairment is measured on a loan-by-loan basis by either the present value of expected future cash flows discounted at the loan’s effective rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

General reserves cover non-impaired loans and are based on historical loss rates for each portfolio segment, adjusted for the effects of qualitative or environmental factors that are likely to cause estimated credit losses as of the evaluation date to differ from the portfolio segment’s historical loss experience.  Qualitative factors include consideration of the following:  changes in the experience, ability and depth of lending management and other relevant staff; changes in the volume and severity of past due, nonaccrual and other adversely graded loans; changes in the loan review system; changes in the value of the underlying collateral for collateral-dependent loans; concentrations of credit and the effect of other external factors such as competition and legal and regulatory requirements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

Portfolio segments identified by the Banks include commercial, commercial real estate, agricultural, residential real estate and consumer loans.  Relevant risk characteristics for these portfolio segments generally include debt service coverage, loan-to-value ratios and financial performance on non-consumer loans and credit scores, debt-to-income, collateral type and loan-to-value ratios for consumer loans.

(9)      Mortgage Loans Held for Sale:

The Banks have elected fair value accounting for mortgage loans held for sale.  Mortgage loans held for sale are carried at fair value, with fair value being based on independent market prices, where available, or the committed loan sales price.  Any changes in fair value for loans reported at fair value, is recognized in gain or loss on sale of loans.

(10)    Transfer and Servicing of Financial Assets:

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered.  Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Banks, put presumptively beyond the reach of the Banks, even in bankruptcy, (2) the transferee (or if the transferee is an entity whose sole purposes is to engage in securitization and that entity is constrained from pledging or exchanging the assets it receives, each third-party holder of its beneficial interests) has the right to pledge or exchange the transferred financial assets, and (3) the Banks or their agents do not maintain effective control over the transferred financial assets or third-party beneficial interest related to those transferred assets through an agreement to repurchase them before their maturity.

(11)    Derivative Financial Instruments:

All derivatives on the Balance Sheets are recognized at fair value.  On the date of contract inceptions, derivatives are designated as a hedge of the fair value of a recognized asset or liability (fair value hedge).  For a fair value hedge, changes in fair value are recorded in current period earnings.  Additionally, to the extent effective, changes in the fair value of a hedged asset or liability that is attributable to the hedged risk are also recorded in current period earnings in the same financial statement category as the hedged item.  For free-standing derivatives, changes in fair value are recorded in current period gain on sale of mortgage loans.

At the inception of a hedge, the Banks document certain items, including but not limited to the following:  the relationship between hedging instruments and hedged items, Banks’ risk management objectives, hedging strategies, and the evaluation of hedge transaction effectiveness.  Documentation includes linking all derivatives designated as fair value hedges to specific assets and liabilities on the consolidated balance sheets or to specific forecasted transactions.

Hedge accounting is discontinued prospectively when (1) a derivative is no longer highly effective in offsetting changes in the fair value of a hedged item, (2) a derivative expires or is sold, terminated, or exercised, (3) a derivative is dedesignated as a hedge, because it is unlikely that a forecasted transaction will occur, or (4) it is determined that designation of a derivative as a hedge is no longer appropriate.

Interest rate derivative financial instruments receive hedge accounting treatment only if they are designated as a hedge and are expected to be, and are, effective in substantially reducing interest rate risk arising from the assets and liabilities identified as exposing the Banks to risk.  If hedge accounting is discontinued because a derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheets at its fair value with changes in fair value included in earnings.  The previously hedged items are accounted for in the same manner as other components of the carrying amount of the asset or liability.  Periodically, as required, a formal assessment of effectiveness is made.  Deriviative hedge contracts must meet specific effectiveness tests.  The Banks assesses whether the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

derivatives designated in each hedging relationship are expected to be and or have been highly effective in offsetting changes in fair values of hedged items.  If it is determined that a derivative is not highly effective as a hedge, hedge accounting is discontinued.

Loan Commitments

Mortgage loan commitments qualify as derivative loan commitments if the loan that will result from exercise of the commitment will be held for sale upon funding.  Loan commitments that are derivatives are recognized at fair value on the consolidated balance sheets in other assets with changes in their fair value recorded in noninterest income.

Changes in the fair value of loan commitment are recognized based on the changes in the fair value of the underlying mortgage loan due to interest rate changes, changes in the probability the derivative loan commitment will be exercised, and the passage of time.  In estimating fair value, the Banks assign a probability to a loan commitment based on an expectation that it will be exercised and the loan will be funded.

Forward Loan Sale Commitments

The Banks carefully evaluate whether loan sale agreements meet the definition of a derivative under the derivatives and hedging accounting guidance as facts and circumstances may differ significantly on a case by case basis.  To protect against the price risk inherent in derivative loan commitments, the Banks utilize both “mandatory delivery” and “best efforts” forward loan sale commitments to mitigate the risk of potential decreases in the values of loans that would result from the exercise of the derivative loan commitments.  Mandatory delivery contracts are accounted for as derivative instruments.  Generally, the Banks’ best efforts contracts also meet the definition of derivative instruments.  Accordingly, forward loan sales commitments that economically hedge derivative loan commitments are recognized at fair value on the consolidated balance sheets in other liabilities with changes in their fair values recorded in net gain on sale of mortgage loans.  The Banks estimate the fair value of its forward loan sales commitments using a methodology similar to that used for derivative loan commitments.

(12)    Premises and Equipment:

Land is carried at cost.  Other premises and equipment are stated at cost net of accumulated depreciation.  Depreciation is computed using straight-line and accelerated methods based over the estimated useful lives of the assets.

Maintenance and repairs are expensed as incurred while major additions and improvements are capitalized.  Gain and losses on dispositions are included in current operations.

(13)    Foreclosed Assets:

Foreclosed assets acquired through or in lieu of foreclosure are initially recorded at the fair value less estimated selling cost at the date of foreclosure.  Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses.  After foreclosure, valuations are periodically performed by management and property held for sale is carried at the lower of the new cost basis or fair value less cost to sell.  Cost of significant property improvements are capitalized, whereas costs relating to holding the property are expensed.  The portion of interest costs relating to development of real estate is capitalized.  Valuations are periodically performed by management and any subsequent write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its cost or fair value less the estimated cost to sell.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

(14)    Mortgage Servicing Rights:

The rights to service mortgage loans for others, or mortgage servicing rights (“MSRs”), are recorded as an asset when the originated mortgage loans are sold.  The MSRs are initially recorded at fair value.  Subsequently, the MSRs are measured at the lower of costs or market (“LOCOM”).  The initial fair value of the MSRs is based on the present value of estimated future net servicing income cash flow.  Estimates of future income cash flows include assumptions that market participants would use to estimate fair value, including estimates of prepayment speed (which are influenced by changes in interest rates and borrower behavior, including estimates for borrower defaults), discount rates, cost to service (including delinquency and foreclosure costs), escrow account earnings, contractual servicing fee income, ancillary income and late fees.  MSRs are subsequently measured at LOCOM and are amortized in proportion to, and over the period of, estimated net servicing income.

The amortization of MSRs is reported in noninterest income, annualized monthly and adjusted to reflect changes in prepayment speeds, as well as other factors.  MSRs are periodically evaluated for impairment based on the fair value of those assets.  For purposes of impairment evaluation and measurement, the MSRs are stratified based on the predominant risk characteristics of the underlying loans, including investor and product type.  If, by individual stratum, the carrying amount of these MSRs exceed fair value, a valuation reserve is established.  The valuation reserve is adjusted as the fair value changes.

(15)    Goodwill:

Goodwill is tested for impairment each year during the Banks’ fourth quarter.  The Banks have completed the initial and annual assessment of impairment and determined that recorded goodwill was not impaired.  Operations related to the goodwill were sold in 2015 and the goodwill was written off against the gain on sale of assets.

(16)    Income Taxes:

Income taxes are provided for all items included in the Consolidated Statements of Income regardless of the period such items are reported for tax purposes.  The Holding Company uses the asset and liability method to account for income taxes.  Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributed to the difference between the financial statement carrying amount of existing assets and liabilities and their respective tax basis.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Accounting standards require a reduction of the carrying amount of deferred tax assets by a valuation allowance if, based on the available evidence, it is more likely than not that such assets will not be realized.  Accordingly, the need to establish valuation allowance for deferred tax assets are assessed periodically based on the accounting standards more-likely-than-not realization threshold criterion.  In the assessment for a valuation allowances, appropriate consideration is given to all positive and negative evidence related to the realization of the deferred tax assets.  When substantial uncertainty exists concerning the recoverability of a deferred tax asset, the carry value of the deferred tax asset is reduced by a valuation allowance.

(17)    Share-Based Compensation:

The Holding Company measure of compensation cost for all shared-based awards at fair value on the grant date and recognition of compensation expense over the requisite service period for awards expected to vest under the accounting standards.  The fair value of stock options are determined through a valuation technique that includes the fair value of the stock, as set by a committee of the Board of Directors, adjusted for anticipated fair value of the stock at the exercise

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

date, anticipated forfeitures and the restricted stock agreement.  The fair value of restricted stock awards is determined based on the number of shares granted and the fair value of the stock as set by a committee of the Board of Directors at the grant date.  Such fair values are recognized as compensation expense over the requisite service period, net of estimated forfeitures.  Accounting standards require forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.  The Holding Company attribute the value of share-based compensation to expense on the straight-line single option method for all share-based grants.  The Holding Company recorded share-based compensation expense of $63,760 in 2015 and $14,195 in 2014, pursuant to the grant of stock options and restricted stock in the consolidated financial statements.

(18)    Advertising Costs:

Advertising costs are expensed as incurred.

(19)    Cash and Cash Equivalents:

Cash and cash equivalents include cash, federal funds sold and short term investments with an original maturity of three months or less.

The Banks maintain their cash accounts with other financial institutions, which at times, may exceed the federally insured limits.  The Banks regularly evaluate the credit risk associated with the other financial institutions and believe that the Banks are not exposed to any significant credit risks on cash and cash equivalents.

(20)    Subsequent Events:

In preparing these consolidated financial statements, the Holding Company and Banks have evaluated subsequent events and transactions for potential recognition or disclosure through the date of the independent auditor’s report which is the date the consolidated financial statements were available to be issued.  In February 2016, the Holding Company advanced an additional $2,300,000 from its line of credit with a bank and made a principal reduction on its junior subordinated debt for the same amount.

B.   Investment Securities:

The investment securities available for sale are summarized as follows:

	DECEMBER 31, 2015
		GROSS	GROSS
	AMORTIZED	UNREALIZED	UNREALIZED	APPROXIMATE
	COST	GAINS	[LOSSES]	MARKET VALUE

Securities available for sale:

Debt securities:

Mortgage-backed	$83,386,587	$442,932	$ [300,611]	$83,528,908
Municipals	7,992,670	153,538	[24,810]	8,121,398

	$91,379,257	$596,470	$ [325,421]	$91,650,306

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	DECEMBER 31, 2014
		GROSS	GROSS
	AMORTIZED	UNREALIZED	UNREALIZED	APPROXIMATE
	COST	GAINS	[LOSSES]	MARKET VALUE

Securities available for sale:

Debt securities:

Mortgage-backed	$94,920,152	$807,615	$ [216,206]	$95,511,561
Municipals	8,663,357	264,193	[55,936]	8,871,614

	$103,583,509	$1,071,808	$ [272,142]	$104,383,175

The amortized cost and estimated fair value of debt securities available-for-sale at December 31, 2015, by contractual maturity, is as follows:

	AMORTIZED	APPROXIMATE
	COST	MARKET VALUE
Due after one year through five years	$720,301	$727,820
Due after five years through ten years	5,678,644	5,823,731
Due after ten years	1,593,725	1,569,847
	7,992,670	8,121,398

Mortgage-backed	83,386,587	83,528,908

Total debt securities	$91,379,257	$91,650,306

Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

For the years ended December 31, 2015 and 2014, proceeds from sales of securities available-for-sale amounted to $15,954,140 and $45,247,798.  Gross realized gain amounted to $186,269 and $98,115 for the years ended December 31, 2015 and 2014, respectively.  The cost basis of the securities is determined by specific identification.

Investment securities with a carrying amount of $63,300,000 and $71,205,000 at December 31, 2015 and 2014, respectively, are pledged to collateralize public deposits and short term borrowing.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

Information pertaining to securities with gross unrealized losses at December 31, 2015 and 2014, aggregated by investment category and length of time that individual securities have been in a continuous loss position is as follows:

‘
	LESS THAN 12 MONTHS		12 MONTHS OR GREATER		TOTAL
		GROSS		GROSS		GROSS
	FAIR	UNREALIZED	FAIR	UNREALIZED	FAIR	UNREALIZED
	VALUE	LOSSES	VALUE	LOSSES	VALUE	LOSSES
December 31, 2015:

Mortgage-backed securities	$30,686,036	$ [202,384]	$14,382,853	$ [98,227]	$45,068,889	$ [300,611]
Municipals	543,847	[563]	1,267,762	[24,247]	1,811,609	[24,810]

Mortgage-backed securities	$31,229,883	$ [202,947]	$15,650,615	$ [122,474]	$46,880,498	$ [325,421]

	LESS THAN 12 MONTHS		12 MONTHS OR GREATER		TOTAL
		GROSS		GROSS		GROSS
	FAIR	UNREALIZED	FAIR	UNREALIZED	FAIR	UNREALIZED
	VALUE	LOSSES	VALUE	LOSSES	VALUE	LOSSES
December 31, 2014:

Mortgage-backed securities	$14,068,009	$ [83,431]	$12,214,946	$ [132,775]	$26,282,955	$ [216,206]
Municipals	—	—	1,246,294	[55,936]	1,246,294	[55,936]

Mortgage-backed securities	$14,068,009	$ [83,431]	$13,461,240	$ [188,711]	$27,529,249	$ [272,142]

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis and more frequently when economic or market concerns warrant such evaluations.  Consideration is given to (1) the length of time and extent to which the fair value has been less than cost, (2) the financial condition and near term prospects of the issuer, and (3) the intent and ability of the Banks to retain their investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

At December 31, 2015, the 32 securities with unrealized losses have aggregate depreciation of 0.7% from the Banks’ amortized costs basis.  At December 31, 2014, the 25 securities with unrealized losses have aggregate depreciation of 1.0% from the Banks’ amortized cost basis.  The Banks’ investment in federal agency mortgage-backed securities, which represent 30 in 2015 and 23 in 2014 of the mortgaged-backed securities with unrealized losses, are guaranteed by a U.S. Government agency.  Unrealized losses relate principally to current interest rates for similar types of securities.  The Banks’ investment in municipal securities, which represent 2 in 2015 and 2 in 2014, was caused by current interest rates for similar types of securities.  Because the Banks have the ability and intent to hold these investment until recovery of fair value, which may be maturity, it does not consider the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

fair value declines of the investment in mortgage-backed and municipal securities to be other-than-temporarily impaired at December 31, 2015.

C.   Loans:

Loans are summarized as follows:

	DECEMBER 31,
	2015	2014
Commercial	$49,777,708	$40,050,281
Commercial real estate	198,069,933	173,889,563
Agricultural	8,520,149	10,304,021
Residential real estate	164,642,319	151,620,292
Consumer	2,943,738	2,928,495

	423,953,847	378,792,652

Overdrafts	104,967	150,436
Deferred loan fees	[926,836]	[566,524]

	423,131,978	378,376,564

Allowance for loan losses	[5,884,596]	[5,811,403]

	$417,247,382	$372,565,161

Changes in the allowance for loan losses are as follows:

	YEARS ENDED DECEMBER 31,
	2015	2014

Balance - beginning of year	$5,811,403	$6,416,601

Uncollectible loans	[349,827]	[802,058]
Recoveries	258,020	196,860
Provision	165,000	—

Balance - end of year	$5,884,596	$5,811,403

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The following table presents the activity in allowance for loan losses for the year 2015 and the recorded investment in loans and impairment method as of December 31, 2015 by portfolio segment:

		Commercial		Residential
	Commercial	Real Estate	Agricultural	Real Estate	Consumer	Total

Allowance for Loan Losses:

Balance – beginning of year	$625,070	$2,436,543	$85,286	$2,505,816	$158,688	$5,811,403

Uncollectible loans	[191,820]	[25,802]	—	[120,783]	[11,422]	[349,827]
Recoveries	14,294	189,206	—	47,584	6,936	258,020
Provision	154,863	98,876	[39,951]	[57,278]	8,490	165,000

Balance - end of year	$602,407	$2,698,823	$45,335	$2,375,339	$162,692	$5,884,596

Individually evaluated for impairment	$31,964	$297,124	$—	$118,116	$3,370	$450,574

Collectively evaluated for impairment	570,443	2,401,699	45,335	2,257,223	159,322	5,434,022

	$602,407	$2,698,823	$45,335	$2,375,339	$162,692	$5,884,596
Loans:

Individually evaluated for impairment	$76,370	$6,963,974	$3,260,266	$1,627,811	$12,845	$11,941,266

Collectively evaluated for impairment	49,701,338	191,105,959	5,259,883	163,014,508	2,930,893	412,012,581

	$49,777,708	$198,069,933	$8,520,149	$164,642,319	$2,943,738	$423,953,847

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The following table presents the activity in allowance for loan losses for the year 2014 and the recorded investment in loans and impairment method as of December 31, 2014 by portfolio segment:

		Commercial		Residential
	Commercial	Real Estate	Agricultural	Real Estate	Consumer	Total

Allowance for Loan Losses:

Balance – beginning of year	$671,502	$3,007,952	$104,703	$2,438,100	$194,344	$6,416,601

Uncollectible loans	[55,494]	[570,595]	—	[169,514]	[6,455]	[802,058]
Recoveries	8,855	71,326	14,841	98,459	3,379	196,860
Provision	207	[72,140]	[34,258]	138,771	[32,580]	—

Balance - end of year	$625,070	$2,436,543	$85,286	$2,505,816	$158,688	$5,811,403

Individually evaluated for impairment	$78,794	$47,119	$—	$159,922	$—	$285,835

Collectively evaluated for impairment	546,276	2,389,424	85,286	2,345,894	158,688	5,525,568

	$625,070	$2,436,543	$85,286	$2,505,816	$158,688	$5,811,403

Loans:

Individually evaluated for impairment	$1,103,523	$7,975,008	$58,255	$1,673,754	$—	$10,810,540

Collectively evaluated for impairment	38,946,758	165,914,555	10,245,766	149,946,538	2,928,495	367,982,112

	$40,050,281	$173,889,563	$10,304,021	$151,620,292	$2,928,495	$378,792,652

The Banks categorize loans into risk categories based on relevant information about the ability of borrowers to service their debt such as:  current financial information, historical payment experience, collateral adequacy, credit documentation, public information and current economic trends, among other factors.  The Banks analyzes loans, on a monthly basis, individually by classifying the loans as to credit risk.  This analysis typically includes larger, non-homogeneous loans such as commercial and residential real estate and commercial, agricultural and consumer loans.  This analysis is performed on an ongoing basis as new information is obtained.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The Banks uses the following definitions for risk ratings:

Pass - Loans classified as pass represent loans that are evaluated and are performing under the stated terms.  Pass rated assets are analyzed by the paying capacity, the current net worth, and the value of the loan collateral of the obligor.

Watch - Loans classified as watch possess potential weaknesses that require management attention, but do not yet warrant adverse classification.  While the status of a loan put on this list may not technically trigger their classification as Substandard or Doubtful, it is considered a proactive way to identify potential issues and address them before the situation deteriorates further and does result in a loss for the Banks.

Substandard - Loans classified as substandard are inadequately protected by the current net worth, paying capacity of the obligor, or by the collateral pledged.  Substandard loans must have a well-defined weakness or weaknesses that jeopardize the repayment of the debt as originally contracted.  They are characterized by the distinct possibility that the Banks will sustain a loss if the deficiencies are not corrected.   Loans in this category maybe allocated a specific reserve based on the estimated discounted cash flows from the loan (or collateral value less cost to sell for collateral dependent loans) or maybe charged off if deemed uncollectible.

Doubtful - Loans classified as doubtful have the weaknesses of those classified as Substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis for currently existing facts, conditions and values, highly questionable and improbable.  Loans in this category are allocated a specific reserve based on the estimated discounted cash flows from the loan (or collateral value less cost to sell for collateral dependent loans) or are charged off if deemed uncollectible.

Based on the most recent analysis performed the risk category of loans by class of loans was as follows as of December 31, 2015:

	Pass	Watch	Substandard	Doubtful	Total

Commercial	$45,349,333	$4,253,710	$174,665	$—	$49,777,708

Commercial real estate	186,176,102	6,833,864	5,059,967	—	198,069,933

Agriculture	4,820,404	—	3,699,745	—	8,520,149

Residential real estate	159,799,172	1,999,624	2,843,523	—	164,642,319

Consumer	2,889,939	40,954	12,845	—	2,943,738

	$399,034,950	$13,128,152	$11,790,745	$—	$423,953,847

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

Based on the most recent analysis performed the risk category of loans by class of loans was as follows as of December 31, 2014:

	Pass	Watch	Substandard	Doubtful	Total

Commercial	$34,836,829	$3,919,798	$1,293,654	$—	$40,050,281

Commercial real estate	163,083,870	4,633,850	6,171,843	—	173,889,563

Agriculture	6,113,967	1,669,790	2,520,264	—	10,304,021

Residential real estate	146,409,449	1,882,594	3,328,249	—	151,620,292

Consumer	2,893,648	33,650	1,197	—	2,928,495

	$353,337,763	$12,139,682	$13,315,207	$—	$378,792,652

The following table summarizes the aging of the past due loans by loan class within the portfolio segments at December 31, 2015:

	Still Accruing
	30-89 Days	Over 90 Days	Nonaccrual
	Past Due	Past Due	Balance

Commercial	$—	$—	$—

Commercial real estate	161,269	—	2,681,118

Agriculture	—	—	3,699,745

Residential real estate	353,181	658,862	862,533

Consumer	—	—	12,845

	$514,450	$658,862	$7,256,241

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The following table summarizes the aging of the past due loans by loan class within the portfolio segments at December 31, 2014:

	Still Accruing
	30-89 Days	Over 90 Days	Nonaccrual
	Past Due	Past Due	Balance

Commercial	$43,198	$13,560	$206,072

Commercial real estate	452,072	400,780	1,299,327

Agriculture	4,185,083	—	—

Residential real estate	1,630,092	296,927	936,905

Consumer	3,320	—	—

	$6,313,765	$711,267	$2,442,304

The following table summarizes individually impaired loans by class of loans as of December 31, 2015:

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance (1)	Allowance	Investment	Recognized
With no related allowance recorded:
Commercial	$30,531	$30,531	$—	$34,873	$1,982
Commercial real estate	4,484,444	4,598,752	—	4,645,522	277,576
Agriculture	3,260,266	3,260,266	—	3,241,549	—
Residential real estate	862,140	962,945	—	974,546	25,656
Consumer	—	—	—	—	—
	$8,637,381	$8,852,494	$—	$8,896,490	$305,214
With an allowance recorded:
Commercial	$45,839	$45,839	$31,964	$62,973	$3,613
Commercial real estate	2,479,530	2,545,870	297,124	2,519,483	2,754
Agriculture	—	—	—	—	—
Residential real estate	765,671	789,095	118,116	786,694	37,742
Consumer	12,845	13,016	3,370	14,675	1,012
	$3,303,885	$3,393,820	$450,574	$3,383,825	$45,121

(2)Represents the borrower’s loan obligation gross of any previously charged-off amounts.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The following table summarizes individually impaired loans by class of loans as of December 31, 2014:

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance (1)	Allowance	Investment	Recognized

With no related allowance recorded:

Commercial	$18,510	$18,510	$—	$34,211	$300

Commercial real estate	6,426,092	6,450,904	—	6,599,367	301,925

Agriculture	58,255	58,255	—	130,384	5,391

Residential real estate	934,087	1,105,493	—	981,043	50,958

Consumer	—	—	—	—	—

	$7,436,944	$7,633,162	$—	$7,745,005	$358,574

With an allowance recorded:

Commercial	$1,085,013	$1,085,013	$78,794	$1,125,118	$57,553

Commercial real estate	1,548,916	1,554,074	47,119	1,565,654	47,366

Agriculture	—	—	—	—	—

Residential real estate	739,667	1,110,447	159,922	764,830	31,106

Consumer	—	—	—	—	—

	$3,373,596	$3,749,534	$285,835	$3,455,602	$136,025

(2)Represents the borrower’s loan obligation gross of any previously charged-off amounts.

Modifications of terms for loans and their inclusion as troubled debt restructurings are based on individual facts and circumstances.  Loan modifications that are included as troubled debt restructurings may involve reduction of the interest rate or renewing at an interest rate below current market rates, extension of the term of the loan and/or forgiveness of principal, regardless of the period of the modification.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The following table represents the effects of the trouble debt restructuring during the year ended December 31, 2015:

		Post-	Pre-
		Modification	Modification
		Outstanding	Outstanding
	Number of	Recorded	Recorded
	Contracts	Investment	Investment

Troubled debt restructurings:

Commercial	4	$76,370	$228,983

Commercial real estate	14	6,718,971	6,893,385

Agriculture	1	48,579	206,389

Residential real estate	11	978,348	1,133,474

Consumer	—	—	—

Troubled debt restructurings that subsequently defaulted:

Commercial	—	$—	$—

Commercial real estate	—	—	—

Agriculture	—	—	—

Residential real estate	4	189,564	267,358

Consumer	—	—	—

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The following table represents the effects of the trouble debt restructuring during the year ended December 31, 2014:

		Post-	Pre-
		Modification	Modification
		Outstanding	Outstanding
	Number of	Recorded	Recorded
	Contracts	Investment	Investment
Troubled debt restructurings:

Commercial	3	$127,367	$224,383

Commercial real estate	14	4,175,906	6,142,483

Agriculture	2	58,255	950,635

Residential real estate	12	695,918	932,331

Consumer	—	—	—

Troubled debt restructurings
that subsequently defaulted:

Commercial	—	$—	$—

Commercial real estate	2	212,611	225,550

Agriculture	—	—	—

Residential real estate	3	289,349	346,005

Consumer	—	—	—

Loans with a balance of $2,367,379 at December 31, 2015 were added as troubled debt restructuring.  The allowance for loan losses associated with these loans was $270,843 at December 31, 2015 and $21,388 at the time of the pre-modification.   Loans with a balance of $18,406 at December 31, 2014 were added as troubled debt restructuring.  The allowance for loan losses associated with these loans was $228 at December 31, 2014 and $228 at the time of the pre-modification.

The Banks have no commitments to lend additional funds to debtors whose terms have been modified in troubled debt restructuring.

The Banks periodically enter into transactions with certain directors and executive officers.  Such transactions are made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and do not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. There was $55,000 and $112,000 of such loans to related parties at December 31, 2015 and 2014, respectively.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

D.   Premises and Equipment:

A summary of premises and equipment is as follows:

	DECEMBER 31,
	2015	2014
Land	$3,510,500	$4,289,301
Buildings and improvements	22,531,600	23,621,320
Furniture, fixtures and equipment	10,754,809	10,341,690

	36,796,909	38,252,311

Accumulated depreciation	[16,454,783]	[15,737,839]

	$20,342,126	$22,514,472

Depreciation expense was $2,592,359 and $2,958,455 in 2015 and 2014, respectively

E.   Other Assets:

The other assets consist of the following:

	DECEMBER 31,
	2015	2014
Business-owned life insurance	$3,569,744	$4,055,711
Federal Home Loan Bank stock	3,410,500	2,792,800
Federal Reserve Bank stock	1,370,950	1,370,950
Other equity securities	67,160	67,160
Refundable income taxes	1,446,584	—
Accrued interest	1,889,810	2,102,171
Mortgage hedge margin account	233,048	570,470
Investments	353,708	481,836
Interest rate lock and loan commitments	1,282,312	1,042,953
Goodwill	—	252,003
Mortgage servicing rights	7,698,060	3,433,168
Other	5,610,988	5,872,712

	$26,932,864	$22,041,934

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

F.   Mortgage Servicing Rights:

The mortgage servicing rights consist of servicing of residential mortgage loans originated and sold with the servicing retained.  The amortization method is applied to residential MSRs.  The changes in amortized MSRs were as follows:

	DECEMBER 31,
	2015	2014
MSR asset:

Balance — beginning of year	$3,503,168	$155,209

Servicing from asset transfers	7,083,595	5,866,950
Servicing sales	[1,832,834]	[2,339,498]
Accumulated amortization	[984,208]	[179,493]

Balance — end of year	7,769,721	3,503,168

Valuation allowance:

Balance — beginning of year
	70,000	—
Servicing sales	[238,000]	—
Provision for MSRs in excess of fair value	239,661	70,000

Balance — end of year	71,661	70,000

Amortized MSRs — net	$7,698,060	$3,433,168

Fair value of amortized MSRs:

	DECEMBER 31,
	2015	2014

Beginning of year	$3,493,528	$155,209
End of year	8,690,452	3,493,528

Residential MSRs are evaluated for impairment purposes by the following risk strata:  mortgages sold to GSEs (FHLMC, FNMA and GNMA), each by interest rate stratifications.  The valuation allowance was $71,661 and $70,000 at December 31, 2015 and 2014, respectively.

The components of the managed servicing portfolio is as follows:

	DECEMBER 31,
	2015	2014

Residential mortgage serviced for others	$836,937,000	$369,354,000

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The components of mortgage servicing right noninterest income is as follows:

	YEARS ENDED DECEMBER 31,
	2015	2014
Servicing income — net:
Contractual specified servicing fees	$1,859,610	$682,379
Late charges	35,778	16,375
Ancillary fees	64,850	33,219
Subservicing fees	[196,948]	[81,106]

Net servicing fees	1,763,290	650,867
Amortization expense	984,208	204,983
Provision of MSRs in excess of fair value	239,661	70,000

Total servicing income — net	$539,421	$375,884

G.   Deposits:

Deposit account balances are as follows:

	DECEMBER 31,
	2015	2014

Non-interest bearing	$195,989,175	$183,790,538

Interest bearing:
NOW and money market	301,337,318	281,070,693
Savings	84,035,640	81,666,417
Time	54,938,415	51,661,909
Time - $250,000 or more	8,120,946	14,962,684

	448,432,319	429.361.703

	$644,421,494	$613.152.241

The expected future maturities due under the time deposits are as follows:

YEAR ENDED
DECEMBER 31,

2016	$49,458,681
2017	8,901,917
2018	3,186,418
2019	1,077,316
2020	435,029

$63,059,361

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The Banks held related party deposits of approximately $3,494,000 and $1,171,000 at December 31, 2015 and 2014, respectively.

H.   Short-Term Borrowings:

The Holding Company has a $3,680,000 at December 31, 2014 note to a bank due in quarterly interest installments at a 6.375% through December 2015.  This note was refinanced into a draw against a $6,000,000 line of credit with an outstanding balance of $3,680,000 at December 31, 2015.  The draw period is through April 2016 with interest only payments at which time the note amortizes with quarterly payments of $194,144, including interest, through April 2026.  The note bears interest at a variable rate (5.214% at December 31, 2015).  This loan is collateralized by the issued stock of Peoples Bank and Peoples National Bank.

At December 31, 2015 and 2014, the Banks have delivered loans with an outstanding balance of approximately $259,397,000 and $223,267,000 to the Federal Home Loan Bank of Topeka.  The total lending balance from this collateral was $212,367,000 and $179,112,000 with total credit outstanding in the amount of $62,979,500 and $61,975,400 at December 31, 2015 and 2014, respectively.  The advances accrue interest at a variable rate (0.50% at December 31, 2015) and are due on demand.  The credit line is used primarily to fund the Banks’ mortgage production operations.  Advances on the line are taken as needed to fund closings and payments made by investors directly against this line on loans that are held as collateral.  In addition to the loans delivered, the credit is also collateralized with a blanket security agreement against all the Banks’ assets.  To participate in the lending programs, the Banks are required to maintain a certain level of stock with the Federal Home Loan Bank.  The required stock level is approximately equal to the stock balance reported in Other Assets (See Note E).

The Banks have $19,598,000 and $15,824,000 at December 31, 2015 and 2014, respectively, of secured and unsecured lines of credit with other institutions.  No funds were drawn on these lines at December 31, 2015 and 2014.

I.   Junior Subordinated Debt:

In February 2001, Peoples, Inc. established a special purpose trust for the purposes of issuing trust preferred securities.  The proceeds from such issuance, together with the proceeds of the related issuance of common securities of the trust, were invested in junior subordinated debentures (“debentures”) of the Holding Company.  Concurrent with the issuance of the preferred securities by the trust, the trust issued guarantees for the benefit of the security holders.  These trust preferred securities provide the Holding Company with a more cost-effective means of obtaining Tier I capital for regulatory purposes than if the Holding Company itself were to issue preferred stock because the Holding Company is allowed to deduct, for income tax purposes, distribution to the holders of the trust preferred securities.

The sole assets of the trust are the debentures.  All of the common securities of the trust are owned by the Holding Company.  The common securities are reported as an investment in Other Assets.  The preferred securities issued by the trust rank senior to the common securities.  The obligations of Peoples (CO) Statutory Trust I (“Trust I”) under the debenture, the indentures, the relevant trust agreements and the guarantees, in the aggregate, constitute a full and unconditional guarantee by the trust of the obligations of the trust under the trust preferred securities and rank subordinate and junior in right of payment to all their other liabilities.  The Holding Company guarantees the obligations of Trust I.

The junior subordinated debentures bear interest at 10.2% and are due in February 2031 and may be called beginning in February 2011 at a premium as defined in the debentures.  In addition, the Holding Company notified the holders of the debentures that it currently is deferring payments of interest on the debentures and, therefore, distribution on the trust preferred securities for up to five years.  The current deferral period for such interest payments ended in February 2014 at which time the $8,260,000 interest payment was made.  The Holding Company has made all interest payments since the end of the deferral period.  In February 2015, the Holding Company made a principal reduction on the debentures in the amount of $1,000,000.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

J.   Income Taxes:

A summary of the provision for income taxes is as follows:

	YEARS ENDED DECEMBER 31,
	2015	2014

Current	$10,264,430	$3,032,272
Deferred	953,505	1,838,238

	$11,217,935	$4,870,510

The reconciliation of the statutory provision for income taxes on income before income taxes to financial reporting is as follows:

	YEARS ENDED DECEMBER 31,
	2015	2014

Statutory provision	$9,588,858	$4,266,455
State income taxes	1,766,391	681,722
Bank-owned life insurance	[49,308]	[39,487]
Nondeductible expenses and exempt income	[60,357]	[34,797]
Other	[27,649]	[3,383]

	$11,217,935	$4,870,510

Deferred income taxes reflect the net tax effect of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

Components of deferred income tax assets are as follows:

	DECEMBER 31,
	2015	2014
Deferred tax assets:
Allowance for loan losses	$2,239,205	$2,213,862
Deferred gain	598,160	690,610
Other real estate owned valuation allowances	882,910	954,957
Allowance for credit losses on off-balance sheet items	1,231,135	1,006,710
Deferred compensation plans	758,457	690,115
Employee stock option plan	75,148	113,119
Other	970,478	473,593

	6,755,493	6,142,966

Deferred tax liabilities:
Mortgage servicing rights	2,909,562	1,293,762
Depreciation	707,593	582,064
Stock dividends	234,823	16,013
	3,851,978	1,891,839

Net deferred tax asset	$2,903,515	$4,251,127

The deferred taxes are calculated using an estimated effective rate of 37.3% in 2015 and 2014.

Deferred tax assets and liabilities are recognized for the tax effects of differing carrying values of assets and liabilities for tax and financial statement purposes that will reverse in future periods.  When uncertainty exists concerning the recoverability of a deferred tax asset, the carrying value of the asset may be reduced by a valuation allowance.  Based on the Banks’ historical earnings history and management’s best estimate of future pretax income, management believes it is more-likely-than not that the Holding Company will realize the balance of the benefit of the temporary differences prior to the expiration of the carry-forward or carry-back periods and further believes that the existing net deductible temporary differences will reverse during periods which the Banks will generate net taxable income.  There can be no assurance, however, that the Holding Company will generate future taxable income.

The accounting standards clarified the accounting for uncertainty of income taxes recognized in an enterprise’s consolidated financial statements in accordance with the accounting standards, income tax benefits are recognized and measured based upon a two-step model.  First, a tax position must be more-likely-than-not, greater than 50% likelihood of success, to be sustained upon examination in order to be recognized.  Second, the benefit is measured as the largest dollar amount of that position that is more-likely-than-not to be sustained upon settlement.  The Banks have no material unrecognized tax benefits.  Management believes that they have appropriate support for the income tax position taken and to be taken in their tax returns and that the accrual for tax liabilities are adequate for all open years based on an assessment of many factors including past experience and interpretations of tax law applied to the facts of each matter.

The Holding Company’s policy is to recognize interest related to unrecognized tax benefits as interest expense and penalties as operating expense.  No accrued interest or penalties have been booked at December 31, 2015 and 2014.

Because there are no material unrecognized tax benefits, there will not be an impact to the effective tax rate in a future period.  The Holding Company does not expect the total amount of unrecognized tax benefits to increase within 12 months.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

Tax returns filed in previous years are subject to audit by various federal and state taxing authorities and as a result of such audits, additional tax assessments may be proposed.

K.   Financial Instruments with Off-Balance Sheet Risk:

In the normal course of business, the Banks have outstanding commitments and contingent liabilities, such as commitments to extend credit and standby letters of credit, which are not included in the accompanying consolidated financial statements.  The Banks’ exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit and standby letters of credit is represented by the contractual or notional amounts of those instruments.  The Banks use the same credit policies in making such commitments as they do for instruments that are included in the Consolidated Balance Sheets.

Financial instruments with contract amounts representing credit risk are as follows:

	DECEMBER 31,
	2015	2014
Commitments to extend credit	$80,368,000	$69,251,000

Standby letters of credit	2,542,000	1,601,000

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee.  Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.  The Banks evaluate each customer’s creditworthiness on a case-by-case basis and use the same underwriting standards they use in issuing other credit to borrowers.  The amount of collateral obtained, if deemed necessary by the Banks, upon extension of credit is based on management’s credit evaluation.  Collateral held varies by customer but may include accounts receivable, inventory, property and equipment, and income-producing commercial properties.

Unfunded commitments under revolving credit lines and overdraft protection agreements are commitments for possible future extensions of credit to existing customers.  These lines-of-credit are uncollateralized and usually do not contain a specified maturity date and may not be drawn upon to the total extent to which the Banks are committed.

Standby letters of credit are conditional commitments issued by the Banks to guarantee the performance of a customer to a third party.  Standby letters of credit generally have fixed expiration dates or other termination clauses and may require payment of a fee.  The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.  The Banks’ policy for obtaining collateral, and the nature of such collateral, is essentially the same as that involved in making commitments to extend credit.

The Banks have not been required to perform on any financial guarantees during the past two years. The Banks have not incurred any losses on its commitments in 2015 or 2014.

In the normal course of business, the Banks enter into commitments to purchase and make residential mortgage loans.  The commitments are short-term in nature and, if drawn on by the customer, result in a fixed or variable rate loan collateralized by residential real estate.  The Banks have committed to lend at a stipulated interest rate and assume the risk of a subsequent rise in rates prior to the loan funding.  Total commitments approximate $217,661,000 and $91,050,000 at December 31, 2015 and

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

2014, respectively.  The Banks offset their interest rate exposure on such commitments and on mortgage loans held for sale by selling contracts in the cash forward placement’s market.

The Banks sell residential mortgage loans to the secondary market in connection with their mortgage banking business.  These loans are sold with a minimal recourse period.  All residential mortgage loans are subject to the same credit policies and off-balance sheet loans with recourse have the same credit risk as on-balance sheet loans. If a borrower defaults on a loan during the recourse period, it is sold back to the Banks to initiate normal collection efforts.  In determining the credit risk, the Banks consider their past history with regards to recourse charges, the current market conditions and the effects of current economic conditions.  Loans sold with recourse were approximately $1,447,247,000 and $904,653,000 at December 31, 2015 and 2014, respectively, represent off-balance sheet risk in the normal course of business.  At December 31, 2015 and 2014, a liability for credit losses amounting to $3,185,000 and $2,492,000, respectively, applicable to loans sold with recourse, is included in other liabilities.

L.   Retirement Plans:

The Banks have adopted profit sharing and 401(k) plans which cover all employees of the Banks who are over 18 years of age that have worked a minimum of 3 months and who are not covered by a union contract.  Matching contributions are made to the 401(k) plan at the discretion of the Banks’ Board of Directors.  The Banks contributed $465,493 and $434,793 to the plans in 2015 and 2014, respectively.  The Banks do not make contributions to the profit sharing plan.

The Holding Company has deferred compensation plans for certain officers.  The Banks are required to pay certain amounts to officers upon their retirement or upon their obtaining a certain age.  The benefits are earned by fulfilling certain length of service requirements.  The benefits are to be paid in varying installments beginning upon retirement.  The present value of these future payments has been recorded as a liability.  The Consolidated Statement of Incomes includes expenses of $231,150 in 2015 and $112,284 in 2014 associated with these deferred compensation plans.

M.   Commitments and Contingencies:

The Banks sold the land and building related to five of its branches in 2007 and agreed to lease back the entire space resulting in a sale-leaseback transaction.  The Banks did not provide financing for the buyer and did not retain any ownership rights in the properties sold.  The Banks leased the properties back for an initial period of 15 years after the sale and is responsible for all operating expenses.  In addition, the Banks have four, five year renewal options on the properties after the initial term of the lease at market value rates at the time of the renewals.

The Banks sold the properties at a net sales price of $11,495,000 resulting in a gain of $3,307,000.  However, in accordance with accounting standards, the present value of the minimum lease payments of $3,072,000 was deferred and is being amortized over the life of the leases.  Total amortization recognized was $174,000 for the years ended December 31, 2015 and 2014.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The minimum rent due on non-cancelable long-term leases at December 31, 2015 is as follows:

YEAR ENDED
DECEMBER 31,
2016	$2,932,667
2017	1,955,595
2018	1,210,568
2019	997,299
2020	868,691
2021 - 2022	1,509,051

$9,473,871

In addition to the minimum rent, the Banks pay taxes, insurance and other costs.  Total rent expense reflected in the Consolidated Statements of Incomes is $2,857,146 and $3,587,504 for the years ended December 31, 2015 and 2014, respectively.

The Banks are subject to claims and lawsuits which arise primarily in the ordinary course of business.  It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the financial position of the Banks.

N.   Common Stock:

The common stock of the Holding Company has a $1 par value.  There are 500,000 shares authorized, with 164,926 and 164,734 shares issued and outstanding at December 31, 2015 and 2014, respectively.

O.   Restriction on Dividends:

The Holding Company and Banks are subject to certain restrictions on the amount of dividends that it may pay without regulatory approval.  The Holding Company and Banks normally restricts dividends to a lesser amount.

P.   Treasury Stock:

There are 72,211 shares of treasury stock held by the Holding Company at December 31, 2015 and 2014.  The treasury stock is recorded at cost.

Q.   Regulatory Matters:

In July 2013, the federal banking agencies published final rules (the “Basel III Capital Rules”) that revised their risk-based and leverage capital requirements and their method for calculating risk-weighted assets to implement, in part, agreements reached by the Basel Committee and certain provisions of the Dodd-Frank Act.  The Basel III Capital Rules apply to banking organizations, including the Holding Company and the Banks.

In connection with the effectiveness of Basel III, most banks are required to decide whether to elect to opt-out of the inclusion of Accumulated Other Comprehensive Income (“AOCI”) in their Common Equity Tier 1 Capital.  This is a one-time election and generally irrevocable.  If elected to opt-out, most AOCI items will be treated, for regulatory capital purposes, in the same manner in which they were prior to Basel III.  The Banks has elected to opt-out of the inclusion.

Among other things, the Basel III Capital Rules:  (i) introduce a new capital measure entitled “Common Equity Tier 1” (“CET1”); (II) specify that tier 1 capital consist of CET1 and additional financial instruments satisfying specified requirements

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

that permit inclusion in tier 1 capital; (III) define CET1 narrowly by requiring that most deductions or adjustments to regulatory capital measures be made to CET1 and not to the other components of capital; and (iv) expand the scope of the deductions or adjustments from capital as compared to the existing regulations.

A minimum leverage ratio (tier 1 capital as a percentage of total assets) of 4.0% is also required under the Basel III Capital Rules (even for highly rated institutions).  The Basel III Capital Rules additionally require institutions to retain a capital conservation buffer of 2.5% above these required minimum capital ratio levels.  Banking organizations that fail to maintain the minimum 2.5% capital conservation buffer could face restrictions on capital distributions or discretionary bonus payments to executive officers.

The Basel III Capital Rules became effective as applied to the Company and the Banks on January 1, 2015, with a phase in period that generally extends from January 1, 2015 through January 1, 2019.

The Holding Company, on a consolidated basis, and Banks are subject to various regulatory capital requirements administered by their primary Federal regulator, the Federal Reserve Bank, the Office of the Comptroller of the Currency and the Kansas State Banking Commission.  Failure to meet the minimum regulatory capital requirements can initiate certain mandatory, and possible additional discretionary actions by regulators that if undertaken, could have a direct material effect on the Holding Company’s and Banks’ financial statements.  Under the regulatory capital adequacy guidelines and the regulatory framework for prompt corrective action, the Holding Company and the Banks must meet specific capital guidelines involving quantitative measures of the their assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices.  The capital amount and classification subject to qualitative judgments by the regulators about components, risk weightings, and other factors.  Prompt corrective action provisions are not applicable to the Holding Company.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios of Common Equity Tier 1 Capital (“CET1”), Tier 1 Capital, Total Capital and leverage ratio Tier 1 Capital.  As of January 1, 2015 the requirements are:

•	4.5% based upon CET1
•	6.0% based upon tier 1 capital
•	8.0% based on total regulatory capital
•	4.0% based on leverage ratio of Tier 1 Capital assets

As of December 31, 2015 and 2014, management believes the Holding Company and the Banks met all capital adequacy requirement to which they are subject.  As of December 31, 2015, the most recent notification from the Federal Reserve Bank and Office of the Comptroller of the Currency categorized the Banks as well capitalized under the regulatory framework for prompt corrective action.  There are no conditions or events since the notification that management believes have changed the Banks’ category.  In 2010 under a written agreement with the Federal Reserve Bank, the OCC and the Kansas State Banking Commission notified the Banks that they were establishing higher minimum capital ratios.  Specifically, the regulators established individual minimum capital ratios requiring the Banks to achieve and maintain on an ongoing basis, Tier 1 capital to adjusted total assets of 9.0% and total risk-based capital to risk-weighted assets of 12.0%.  In 2014, these regulators removed these higher capital ratios.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The Holding Company’s and Banks’ actual and required capital amounts and ratios are as follows:

	ACTUAL		FOR CAPITAL ADEQUACY PURPOSES		TO BE WELL CAPITALIZED UNDER THE PROMPT CORRECTIVE ACTION PROVISIONS
	AMOUNT	RATIO	AMOUNT	RATIO	AMOUNT	RATIO
December 31, 2015:

Total Risk-Based Capital (to Risk-Weighted Assets):

Peoples, Inc.	$84,461,000	15.1%	$44,659,000	>8.0%	$55,823,000	>10.0%
Peoples Bank	52,145,000	15.4%	27,093,000	>8.0%	33,866,000	>10.0%
Peoples National Bank	34,798,000	16.0%	17,356,000	>8.0%	21,695,000	>10.0%

Common Equity Tier 1 Capital (to Risk Weighted Assets):

Peoples, Inc.	$78,346,000	14.0%	$25,120,000	>4.5%	$36,285,000	>6.5%
Peoples Bank	47,912,000	14.1%	19,818,000	>4.5%	28,626,000	>6.5%
Peoples National Bank	32,919,000	15.2%	9,759,000	>4.5%	14,096,000	>6.5%

Tier 1 Capital (to Risk-Weighted Assets):

Peoples, Inc.	78,346,000	14.0%	33,494,000	>6.0%	44,658,000	>8.0%
Peoples Bank	47,912,000	14.1%	26,424,000	>6.0%	35,232,000	>8.0%
Peoples National Bank	32,919,000	15.2%	13,011,000	>6.0%	17,349,000	>8.0%

Tier 1 Capital (to Adjusted Total Assets):

Peoples, Inc.	78,346,000	10.1%	31,030,000	>4.0%	38,788,000	>5.0%
Peoples Bank	47,912,000	10.9%	17,616,000	>4.0%	22,020,000	>5.0%
Peoples National Bank	32,919,000	9.9%	8,674,000	>4.0%	10,843,000	>5.0%

December 31, 2014:

Total Risk-Based Capital (to Risk-Weighted Assets):

Peoples, Inc.	$72,245,000	15.2%	$37,907,000	>8.0%	$47,383,000	>10.0%
Peoples Bank	43,929,000	14.6%	24,035,000	>8.0%	30,043,000	>10.0%
Peoples National Bank	30,637,000	17.9%	13,687,000	>8.0%	17,109,000	>10.0%

Tier 1 Capital (to Risk-Weighted Assets):

Peoples, Inc.	$66,322,000	14.0%	$18,953,000	>4.0%	$28,430,000	>6.0%
Peoples Bank	40,166,000	13.4%	12,017,000	>4.0%	18,026,000	>6.0%
Peoples National Bank	28,893,000	16.9%	6,844,000	>4.0%	10,265,000	>6.0%

Tier 1 Capital (to Adjusted Total Assets):

Peoples, Inc.	66,322,000	9.2%	28,943,000	>4.0%	36,178,000	>5.0%
Peoples Bank	40,166,000	9.6%	16,792,000	>4.0%	20,991,000	>5.0%
Peoples National Bank	28,893,000	9.6%	12,048,000	>4.0%	15,060,000	>5.0%

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

In January 2010 and May 2010, the Holding Company and Peoples Bank entered into written agreements with its regulators, the Federal Reserve Bank of Kansas City and the Kansas State Banking Commission, respectively. In November 2013 the Federal Reserve Bank of Kansas City and the Kansas State Banking Commission determined that the Holding Company and Peoples Bank have attained compliance with the written agreement and the agreements were terminated.  Peoples Bank must continue to operate with the higher minimum capital requirements previously put in place by the Federal Reserve Bank of Kansas City and the Kansas State Banking Commission.  In November 2014 the regulators determined that the Bank has attained compliance with the written agreement and the agreement was terminated.

R.   Fair Value of Mortgage Loans Held for Sale:

Accounting standards provide a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities, with changes in fair value recognized in earnings as they occur.  Accounting standards permit the fair value option election on an instrument by instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Banks elected to apply the fair value option to mortgage loans held for sale originated for which an active secondary market and readily available market prices exist to reliably support fair value.  Loan origination fees on these loans are recorded when earned, and related direct loan origination costs when incurred.  Measuring these assets at fair value allows for a better matching of the earnings and cost processes on mortgage loans held for sale.  It also allows the Banks to carry these loans and loan commitments at fair value, which is more consistent with management’s view of the underlying economics and the manner in which they are managed.

Accounting standards define fair value, establish a framework for measuring fair value and expand the disclosures about fair value measurements.  The Banks follow accounting standards in determination of the fair value disclosure amounts.  The Banks measure the mortgage loans held for sales at the fair value determined from committed sales price to investors and on current market values of similar assets.  Interest income is recognized in the consolidated statements of income as earned based on the term of the notes.

Under accounting standards, the Banks group their assets and liabilities at fair values in three levels based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value.  In general, fair value determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities the Banks have the ability to access.  Fair values determined by Level 2 inputs utilize inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include quoted prices for similar assets or liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rate and yield curves that are observable at commonly quoted intervals.  Level 3 inputs are unobservable inputs for the asset or liability, and include situation where there is little, if any, market activity for the asset or liability.  In certain cases, the inputs used to measure fair value may fall into different levels of the hierarchy.  In such cases, the fair value of the asset or liability is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The aggregate fair value carrying amount of mortgage loans held for sale is $204,817,197 and $183,103,297 and the aggregate unpaid principal amount is $197,191,814 and $175,020,152 as of December 31, 2015 and 2014, respectively.  The difference between the fair value carrying amount and the aggregate unpaid principal includes changes in fair value recorded at and subsequent to funding, gains and losses on the related loan commitment prior to funding, and premiums on acquired loans of $7,625,383 at December 31, 2015 and $8,083,145 at December 31, 2014.  The mortgage loans held for sale are initially measured at fair value.  Gains and losses from initial measurement and subsequent changes in fair value are recognized in the gain on sale of mortgage loans in the consolidated statements of income.  None of the mortgage loans held for sale are 90 days or more past due.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

S.   Derivatives:

The Banks utilize forward loan sales commitments in fair value hedges against the change in fair value of the loans held for sale portfolio due to interest rate changes.

Stand-alone derivative financial instruments such as forward loan sale commitments, are used to economically hedge interest rate risk related to interest rate loan commitments measured at fair value.  These derivative instruments involve both credit and market risk.  The notional amounts are amounts on which calculations, payments, and the value of the derivative are based.  Notional amounts do not represent direct credit exposures.  Direct credit exposure is limited to the net difference between the calculated amounts to be received and paid, if any.  Such difference, which represents the fair value of the derivative instruments, is reflected on the Banks’ consolidated balance sheets as either derivative assets or derivative liabilities for stand-alone financial instruments, which is included in other assets or other liabilities.

The Banks are exposed to credit-related losses in the event of nonperformance by the counterparties to those agreements.  The Banks control the credit risk of its financial contract through credit approvals, limits and monitoring procedures, and do not expect any counterparties to fail their obligations.

Derivative instruments are generally either negotiated OTC contracts or standardized contracts executed on a recognized exchange.  Negotiated OTC derivative contracts are generally entered into between two counterparties that negotiate specific agreement terms, including the underlying instrument, amount, exercise prices and maturity.

The following table summarizes the derivative financial instruments utilized at December 31, 2015:

		Notional	Estimated Fair Value
	Balance Sheet Location	Amount	Gain	Loss

Interest rate lock and loan commitments	Other assets	$217,661,000	$1,282,312		$—

Forward contract	Other liabilities	$201,148,000	$—	$	[468,923]

The following table summarizes the derivative financial instruments utilized at December 31, 2014:

		Notional	Estimated Fair Value
	Balance Sheet Location	Amount	Gain	Loss

Interest rate lock and loan commitments	Other assets	$124,383,000	$1,042,953		$—

Forward contract	Other liabilities	$158,063,000	$—	$	[1,360,722]

The Banks, as part of their mortgage lending activities, originate fixed rate 1-4 unit residential loans for sale in the secondary market.  At the time of origination, management identifies loans that are expected to be sold in the near future.  These warehoused loans have been classified as mortgage loans held for sale, in the consolidated balance sheets and are carried at fair value.  These loans expose the Banks to variability in their fair value due to changes in interest rates.  If interest rates increase, the value of the loans decreases.  Conversely, if interest rates decrease, the value of the loans increases.  The fair value of the loans for sale is based on what secondary markets are currently offering for portfolios with similar characteristics.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

Management believes it is prudent to limit the variability of a major portion of the change in fair value of its mortgage loans held for sale.  It is the Banks’ objective to hedge primarily all of its warehoused loans held for sale to third parties.

To meet this objective, management employs forward loan sale hedging techniques to minimize the interest rate and pricing risks associated with the origination and sale of such warehoused loans.

The forward loan sales lock is the price for the sale of either the specific loans classified as held-for-sale or for a generic group of loans similar to the specific loans classified as held-for-sale.

The amount of gain or [loss] recognized in income on the interest rate lock and loan commitments was $26,555,000 and for the forward contract was [$5,646,000] for the year ended December 31, 2015 and on the interest rate lock and loan commitments was $18,337,000 and for the forward contract was [$9,621,000] for the year ended December 31, 2014.  The gain or [loss] from the derivative contracts is reported in gain on sale of mortgage loans in the consolidated income statements.

T.   Fair Value of Financial Instruments:

The Banks use fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Fair value is best determined based upon quoted market prices.  However, in many instances, there are no quoted market prices for the Banks’ various financial instruments.  In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques.  Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.  Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument.

Fair value accounting guidance provides a consistent definition of fair value, which focuses on exit price in an orderly transaction (that is, not forced liquidation or distressed sale) between market participants at the measurement date under current market conditions.  If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate.  In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.  The fair value is a reasonable point within the range that is most representative of fair value under current market conditions.

Trading assets, securities available for sale, mortgage loans held for sale and derivative assets and derivative liabilities are recorded at fair value on a recurring basis.  Additionally, from time to time, the Bank may be required to record at fair value other assets on a nonrecurring basis, such as loans held for investment, foreclosed assets, and certain other assets.  These nonrecurring fair value adjustments typically involve the application of lower-of-cost-or-market accounting or write-downs of individual assets.

Accounting standards provide a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities, with changes in fair value recognized in earnings as they occur.  Accounting standards permit the fair value option election on an instrument by instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Banks elected to apply the fair value option to its mortgage loans held for sale.

Accounting standards define fair value, establish a framework for measuring fair value and expand the disclosures about fair value measurements.  The Banks follow accounting standards in determination of the fair value disclosure amounts.

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

Under accounting standards, the Banks group its assets and liabilities at fair values in three levels based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value.  In general, fair value determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities the Banks have the ability to access.  Fair values determined by Level 2 inputs utilize inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include quoted prices for similar assets or liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rate and yield curves that are observable at commonly quoted intervals.  Level 3 inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.  In certain cases, the inputs used to measure fair value may fall into different levels of the hierarchy.  In such cases, the fair value of the asset or liability is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description for the valuation methodologies used for assets and liabilities that are recorded at fair value and for estimating fair value for financial instruments not recorded at fair value and for estimating fair value disclosures:

9.      Trading assets:

Fair values for trading assets are recorded at fair value on a recurring basis.  The fair value of the interest-bearing-deposits in the account is their carrying amount since the majority of these instruments are payable on demand and do not present credit concerns.  The fair value of the underlying municipals are based on pricing models (level 2).

10.     Investment securities:

Fair values for investment securities, excluding equity securities, are recorded at fair value on a recurring basis.  The fair values of government agency mortgage backed securities are based on pricing models (level 2).  The fair values of private label collateralized mortgage obligations are based on a discounted cash flow model (Level 3).  The carrying value of equity securities is cost which approximates fair value on the redemption provision of the equity securities.

11.     Mortgage loans held for sale:

The fair value of mortgage loans held for sale is determined, on a recurring basis, based on the expected proceeds based on sales contracts and commitments and current market values of similar assets and which are considered Level 2 inputs.

12.     Residential real estate loans:

Certain mortgage loans held for sale, in which the fair value option was elected, were unable to be sold into the secondary market.  These loans are held in the Bank’s portfolio and continue to be reported at fair value.  The fair value of these residential real estate loans is determined, on a recurring basis, based on secondary market price on similar assets and is considered Level 2 inputs.

13.     Interest Rate Locks and Loan Commitments and Forward Contracts:

Fair value for derivative interest rate locks and loan commitments and forward contracts are based on fair values of the underlying mortgage loans and the probability of such commitments being exercised.  Significant management judgment and estimation is required in determining these fair value measurements.  The fair value of the derivatives are considered level 2 inputs.

14.     Impaired loans:

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

The fair value of impaired loans is determined based on current market information, including independent appraisals minus estimated costs of disposition of underlying collateral and discount cash flow modeling.

15.     Foreclosed Assets:

Foreclosed assets are reported at the lower of the investment in the related loan or the estimated fair value of the assets received.  Fair value of the assets received is determined based on current market information, including independent appraisals minus estimated costs of disposition.  Independent appraisals are considered Level 2 inputs.

16.     Mortgage servicing rights:

Mortgage servicing rights are reported at the lower of amortized cost or the estimated fair value of the underlying servicing right.  MSRs are periodically evaluated for impairment based on the fair value of those assets.  For purposes of impairment evaluation and measurement, the MSRs are stratified based on the predominant risk characteristics of the underlying loans, including investor and product type (level 2).

Fair values of assets and liabilities measured on a recurring basis are as follows:

		Quoted Price	Significant
		In Active	Other	Significant
		Market for	Observable	Unosbervable
	Fair	Identical Assets	Inputs	Inputs
Financial Assets and Liabilities	Value	(Level 1)	(Level 2)	(Level 3)

December 31, 2015:

Trading assets	$5,506,285	$—	$5,506,285	$—
Investment securities	91,650,306	—	91,650,306	—
Mortgage loans held for sale	204,817,197	—	204,817,197	—
Residential real estate loans	20,958,324	—	20,958,324	—
Interest rate locks and loan commitments	1,282,312	—	1,282,312	—
Forward contracts	[468,923]	—	[468,923]	—

	$323,745,501	$—	$323,745,501	$—

December 31, 2014:

Trading assets	$10,641,711	$—	$10,641,711	$—
Investment securities	104,383,175	—	104,383,175	—
Mortgage loans held for sale	183,103,297	—	183,103,297	—
Residential real estate loans	21,085,445	—	21,085,445	—
Interest rate locks and loan commitments	1,042,953	—	1,042,953	—
Forward contracts	[1,360,722]	—	[1,360,722]	—

	$318,895,859	$—	$318,895,859	$—

PEOPLES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2015 AND 2014

For assets measured at fair value on a nonrecurring basis, the following table provides the level of valuation assumptions used to determine each adjustment and the carrying value of the related individual assets or portfolios.  The valuation methodology used to measure these fair value adjustments are described previously in this note:

	Fair	Carrying Value
	Value	Level 1	Level 2	Level 3

December 31, 2015:

Impaired loans	$11,490,692	$—	$11,490,692	$—
Foreclosed assets	8,345,352	—	8,345,352	—
Mortgage servicing rights	7,698,060	—	7,698,060	—

December 31, 2014:

Impaired loans	$10,524,705	$—	$10,524,705	$—
Foreclosed assets	11,981,087	—	11,981,087	—
Mortgage servicing rights	3,433,168	—	3,433,168	—

Net impairment losses on foreclosed assets recognized in net income was $661,080 and $728,080 for the years ended December 31, 2015 and 2014, respectively.

U.     Other Comprehensive Income:

Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income.  Although certain changes in assets and liabilities, such as unrealized gains and losses on available for sale securities, are reported as a separate component of the equity section of the consolidated balance sheets, such items, along with net income, are components of comprehensive income.

The components of other comprehensive [loss] income at December 31, 2015 and 2014 are as follows:

	YEARS ENDED DECEMBER 31,
	2015		2014

Unrealized holding [losses] gains on available for sales securities	$	[342,348]	$1,313,071
Applicable income taxes		129,035	[491,102]

		[213,313]	821,969
Reclassification adjustments -

[Gains] realized in income		[186,269]	[143,330]
Applicable income taxes		69,026	53,348

		[117,243]	[89,982]

	$	[330,556]	$731,987

The [gain] realized in income is included in the gain on sale of assets in the consolidated statements of income.